Prospectus

March 1, 2023

Redwood Managed Volatility Fund

Class N RWDNX	Class I RWDIX	Class Y RWDYX

Redwood Managed Municipal Income Fund

Class N RWMNX	Class I RWMIX

Redwood AlphaFactor® Tactical International Fund

Class N RWINX	Class I RWIIX

Redwood Systematic Macro Trend (“SMarT”) Fund

Class N RWSNX	Class I RWSIX

This Prospectus provides important information about the Redwood Managed Volatility Fund, the Redwood Managed Municipal Income Fund, the Redwood AlphaFactor® Tactical International Fund, and the Redwood Systematic Macro Trend (“SMarT”) Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved of by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

855.733.3863 | redwoodmutualfund.com

TABLE OF CONTENTS

FUND SUMMARY	1
Redwood Managed Volatility Fund	1
Redwood Managed Municipal Income Fund	9
Redwood Alphafactor® Tactical International Fund	15
Redwood Systematic Macro Trend (“SMarT®”) Fund	21
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES INVESTMENT STRATEGIES AND RELATED RISKS	28
Principal and Other Risk Factors	31
Portfolio Holdings Disclosure	43
MANAGEMENT	44
Investment Adviser	44
Portfolio Managers	45
HOW SHARES ARE PRICED	46
HOW TO PURCHASE SHARES	47
Share Classes	47
Class I Shares and Class Y Shares	47
Class N Shares	47
Factors to Consider When Choosing a Share Class	47
Purchasing Shares	47
Minimum and Additional Investment Amounts	48
When Order is Processed	48
Good Order	48
Retirement Plans	48
HOW TO REDEEM SHARES	49
Redeeming Shares	49
Good Order	50
When You Need Medallion Signature Guarantees	50
Retirement Plans	50
Low Balances	50
Exchange Privilege	50
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	51
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	52
Dividends and Distributions	52
Taxes	52
Income Dividends and Capital Gains	52
Non-U.S. Persons	53
Annual Notifications	53
DISTRIBUTION OF SHARES	54
Distributor	54
Distribution Fees	54
Additional Compensation to Financial Intermediaries	54
Householding	54
FINANCIAL HIGHLIGHTS	55
PRIVACY NOTICE	64

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FUND SUMMARY: REDWOOD MANAGED VOLATILITY FUND

Investment Objective: The Redwood Managed Volatility Fund (the “Fund”) seeks a combination of total return and prudent management of portfolio downside volatility and downside loss.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	Class I	Class N	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution (12b-1) Fees	None	0.25%	None
Other Expenses	0.31%	0.28%	0.28%
Acquired Fund Fees and Expenses(1)	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.60%	1.82%	1.57%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$163	$505	$871	$1,900
Class N	$185	$573	$985	$2,137
Class Y	$160	$496	$855	$1,867

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2022, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies: To pursue its investment objective the Fund uses a trend-following strategy that seeks to identify the critical turning points in the markets for high yield bonds (also known as “junk bonds”) and bank loans. The Fund’s adviser, Redwood Investment Management, LLC (“Redwood” or the “Adviser”) uses a quantitatively driven process that seeks to invest in diversified high yield bond, bank loan, and other fixed income exposures with similar characteristics when the high yield bond and bank loan markets are trending upwards, and short-term fixed income securities when the high yield bond and bank loan markets are trending downwards. By tactically allocating its investments, the Fund seeks to reduce its exposure to declines in the high yield bond and bank loan markets, thereby seeking to limit downside volatility and downside loss in down-trending markets.

The Fund’s exposure to these asset classes will be achieved principally through investments in derivative instruments such as total return swaps, which may include swaps on either individual or baskets of underlying diversified high yield bond funds, high yield bond indices, high yield bond ETFs, bank loan funds, multi-sector bond funds and other fixed income funds or ETFs, and credit default swaps. A total return swap is a contract that exchanges a floating rate for the total return of a security or index in which a payer and receiver exchange the credit risk and market risk of an underlying asset for the payment of a fee. The payer owns the underlying asset, also called the reference asset, and agrees to pay the receiver the total return on the asset, including its market appreciation and coupons, while the receiver agrees to pay a set rate, which could be fixed or variable. If the reference asset depreciates, the receiver pays the depreciation to the payer because the payer has transferred default risk, credit deterioration risk

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and market risk to the receiver. The Fund’s exposure to the different asset classes will be achieved principally through investments in total return swaps, where the Fund will pay a counterparty a set fee in exchange for the total return of a reference asset, which will usually be indices, mutual funds or exchange traded funds (ETFs) that are determined by the Adviser to be representative of the various fixed income classes described above. A credit default swap is a contract that enables an investor to buy or sell protection against a pre-determined issuer credit event. One party, acting as a ‘protection buyer,’ makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a ‘protection seller,’ in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a credit protection seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, the Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments, and would have no payment obligations to the counterparty. The Fund may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

The Fund may also enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s). The purchase of credit default swaps involves costs, which will reduce the Fund’s return. In certain circumstances, credit default swaps could be used to assist in managing the duration of the Fund.

The derivative instruments in which the Fund invests may obtain their investment exposure from underlying securities of any maturity or quality, including securities rated below investment grade. The Fund may gain exposure to foreign (non-U.S.) securities, including emerging market securities, to the extent the Fund invests in derivatives of other investment companies that hold securities of foreign (non-U.S.) issuers. The short-term fixed-income securities in which the Fund invests may include corporate bonds and other corporate debt securities, asset-backed securities, securities issued by the U.S. government or its agencies and instrumentalities, securities issued by non-U.S. governments or their agencies and instrumentalities, money market securities and other interest-bearing instruments or any derivative instrument meant to track the return of any such instrument, and cash. The Fund may invest in short-term fixed income strategies of any maturity and credit quality, including securities rated below investment grade (“junk bonds”). The Fund may not invest in money market funds or other investment companies.

The Adviser employs a total return and downside volatility management investment approach, which seeks to reduce exposure to losses in the markets while capturing gains during up-trends in these markets. However, the Fund’s downside volatility may be higher than the general global equity, fixed income, currency and commodity markets over short-term periods.

While Federal law limits the Fund’s bank borrowings to one-third of the Fund’s assets (which includes the borrowed amount), the use of derivatives is not limited the same manner. Federal law generally requires the Fund to segregate or “earmark” liquid assets or otherwise cover the market exposure of its derivatives, including swap contracts, credit default swaps, and swaptions. The Fund may borrow money to enter into a swap contracts that may leverage the Fund’s portfolio to a significant degree. In addition, the Fund may engage in active and frequent trading.

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Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

The Fund may be subject to the risks described below through its own direct investments and indirectly through investments in underlying funds.

As with any fund, there is no guarantee that the Fund achieve its goal.

  Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond or other markets, volatility in the equities market or adverse investor sentiment and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

  Derivatives Risk. The derivative instruments in which the Fund may invest may be more volatile than other instruments and may be subject to unanticipated market movements, which are potentially unlimited. The risks associated with investments in derivatives also include leverage, liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Derivative instruments may be more volatile than other instruments and may be subject to unanticipated market movements, which are potentially unlimited. Certain derivatives require the Fund to make margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin if the value of the derivative position changes in a manner adverse to the Fund. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.
  High-Yield Fixed Income Securities (“Junk Bonds”) Risk. The fixed income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Such high-yield securities (commonly known as “junk bonds”) are generally considered speculative because they present a greater risk of loss, including default, than higher quality fixed income securities.
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  Counterparty Risk. The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty. In addition, the Fund may enter into swap agreements with only a single counterparty or with a limited number of counterparties, which may increase the Fund’s exposure to counterparty risk. Transactions in certain types of swaps (including credit default swaps) are also required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.
  Management Risk. The risk that investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. Management risk includes the risk that the quantitative model used by the Adviser may not perform as expected, particularly in volatile markets. In addition, the Fund’s tactical asset allocations strategy may be unsuccessful and may cause the Fund to miss attractive investment opportunities while in a defensive position.
•	Portfolio Turnover Risk. The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
  Managed Volatility Strategy Risk. Securities purchased by the Fund may exhibit higher price volatility than anticipated and the Fund may not be less volatile than the market as a whole. In addition, there is no guarantee that the Adviser’s managed volatility strategy will consistently minimize market impact. While the Adviser’s managed volatility strategy may limit the Fund’s downside risk over time, the Fund also may experience lesser gains in a rising market. The Fund is not required to engage in trades that manage volatility and may not choose to do so. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
  Active Trading Risk. A higher portfolio turnover due to active and frequent trading will result in higher transaction and brokerage costs that may result in lower investment returns.
  Model Risk. The Fund will use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors, which may result in a decline in the value of the Fund’s shares. Any imperfections or limitations in a model could affect the ability of the manager to implement strategies. By necessity, models make simplifying assumptions that limit their efficacy. Models relying on historical market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. In addition, the model may not adequately take into account certain factors, the data used in the model may be inaccurate, or the computer programming used to create quantitative models might contain one or more errors. Such errors might never be detected, or might be detected only after the Fund has sustained a loss (or reduced performance) related to such errors. Moreover, during periods of increased volatility or changing market conditions, the commonality of portfolio holdings and similarities between strategies of quantitative managers may amplify losses. An increasing number of market participants may
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  rely on models that are similar to those used by the Adviser, which may result in a substantial number of market participants taking the same action with respect to an investment. Should one or more of these other market participants begin to divest themselves of one or more portfolio holdings, the Fund could suffer significant losses. In addition, changes in underlying market conditions can adversely affect the performance of a model.
  Rules Based Strategy Risk. A rules-based investment strategy may not be successful on an ongoing basis or could contain unknown errors. In addition, the data used may be inaccurate or the computer programming used to create a rules-based investment strategy might contain one or more errors. Moreover, during periods of increased volatility or changing market conditions the commonality of portfolio holdings and similarities between strategies of rules-based managers may amplify losses.
  Fixed Income Risk. When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.
  Swap Risk. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is the risk that a swap may be terminated by the Fund or the counterparty in accordance with its terms. If a swap were to terminate, the Fund may be unable to implement its investment strategies and the Fund may not be able to seek to achieve its investment objective.
    Total Return Swaps Risk. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).
•	Asset Allocation Risk. Asset allocation risk is the risk that the selection by a manager of a fund in which the Fund invests and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with similar investment objectives. The Fund’s investment in any one fund or asset class may exceed 25% of the Fund’s total assets, which may cause it to be subject to greater risk than a more diversified fund.
  Bank Loan Risk. The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.
  Borrowing Risk. Borrowing for investment purposes creates leverage, which may increase the volatility of the Fund. Additionally, money borrowed will be subject to certain costs, such as commitment fees and the cost of maintaining minimum average balances, as well as interest. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund.
•	Cash Positions Risk. The Fund may hold a significant position in cash and/or cash equivalent securities. When the Fund’s investment in cash or cash equivalent securities increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.
  Credit Default Swaps Risk. A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps involve risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The Fund bears the loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. The maximum risk of loss for sell protection on a credit default swap is the notional value of the total underlying amount of the swap.
  Credit Risk. The risk that the Fund could lose money if the issuer or guarantor of a fixed income security or a derivative contract is unwilling or unable to make timely payments to meet its contractual obligations. Changes in the credit rating of a debt security held by the Fund could have a similar effect.
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  Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other Service Providers and financial intermediaries (“Service Providers”) to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders.
  Gap Risk. The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.
  Leveraging Risk. The use of certain derivatives may increase leveraging risk and adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount paid for the derivative. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile and small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. The use of leverage may increase expenses and increase the impact of a Fund’s other risks. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations, to meet additional margin requirements or to meet collateral segregation requirements or regulatory requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.
  LIBOR Risk. The Fund may invest in securities and other instruments whose interest payments are determined by references to the London Interbank Offered Rate (“LIBOR”). The United Kingdom Financial Conduct Authority, which regulates LIBOR, previously announced that after 2021 it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of the remaining LIBOR settings on a representative basis after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, that is intended to replace U.S. dollar LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The unavailability of LIBOR presents risks to the Fund, including the risk that any pricing or adjustments to the Fund’s investments resulting from a substitute or alternate reference rate may adversely affect the Fund’s performance and/or net asset value. The utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the fund’s performance. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, including any negative effects on the Fund’s liquidity and valuation of the Fund’s investments, issuers of instruments in which the Fund invests and financial markets generally.
  Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. In the past, in stressed markets, certain types of securities suffered periods of illiquidity if disfavored by the market. These risks may increase during periods of market turmoil, such as that experienced in 2020 with COVID-19 and could have a negative effect on the Fund’s performance.
  Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities, including by increasing interest rates. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets. The impact of these influences on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Money Market Instrument Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund. Recently, the SEC proposed amendments to money market fund rules that are intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The money market fund reforms may impact the structure, operations and return potential of the money market funds in which the Fund invests.
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  Swaptions Risk. A swaptions is an options contract on a swap agreement. These transactions give a party the right (but not the obligation) to enter into new swap agreements or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement. Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars.
  U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.
  Valuation Risk. The sale price that the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class Y shares for each calendar year since the Fund’s inception. Class I and Class N shares, which are not presented in the bar chart, would have similar annual returns to Class Y shares because the Classes are invested in the same portfolio of securities and would differ only to the extent that the Classes do not have the same expenses. The performance table compares the performance of the Fund over time to the performance of a broad-based market index. You should be aware the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting https://www.redwoodmutualfunds.com/ or by calling 1-855-RED-FUND (733-3863).

Performance Bar Chart For Calendar Years Ended December 31st:

Highest Quarter:	6/30/2016	5.20%
Lowest Quarter:	6/30/2022	-6.89%

Performance Table

Average Annual Total Returns

(For the year ended December 31, 2022)

Class Y Shares	One Year	Five Years	Since Inception(1)
Class Y Return before taxes	-11.05%	-1.33%	1.09%
Class Y Return after taxes on Distributions	-11.05%	-2.71%	-0.35%
Class Y Return after taxes on Distributions and Sale of Fund Shares	-6.54%	-1.52%	0.26%
Class I Return before taxes	-11.18%	-1.45%	0.98%
Class N Return before taxes	-11.39%	-1.70%	0.74%
Bank of America Merrill Lynch 3-5 Year Treasury Index(2) (reflects no deductions for fees, expenses or taxes)	-7.84%	0.45%	0.88%
(1)	The inception date of the Fund is December 19, 2013.
(2)	The Bank of America Merrill Lynch 3-5 Year Treasury Index is an unmanaged index which includes U.S. Treasury securities with maturities of 3 to 4.99 years. The index is produced by Bank of America Merrill Lynch, Pierce, Fenner & Smith, Inc. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.
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After-tax returns are shown for Class Y shares only, and after-tax returns for other classes will vary. After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Redwood Investment Management, LLC serves as investment adviser to the Fund.

Portfolio Managers: The Fund is jointly managed by Michael Messinger, Portfolio Manager and Managing Partner of Redwood, and Michael Cheung, Portfolio Manager and Managing Partner of Redwood. Mr. Messinger has managed the Fund since its inception in December 2013 and Mr. Cheung has managed the Fund since 2016.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, by telephone at 1-855-RED-FUND (733-3863), or through your broker. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

Class	Minimum Investment
	Initial	Subsequent
I	$2,500	$1,000
N	$10,000	$1,000
Y	$20,000,000	$1,000

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are generally taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: REDWOOD MANAGED MUNICIPAL INCOME FUND

Investment Objective: The Fund seeks to generate tax-efficient income, while focusing on managing downside risk.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) for Shares Held Less Than One Year (as a % of original purchase price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%
Distribution (12b-1) and Service Fees	None	0.25%
Other Expenses	0.31%	0.31%
Acquired Fund Fees and Expenses(1)	0.35%	0.35%
Total Annual Fund Operating Expenses	1.36%	1.61%
Expense Waiver(2)	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Expense Waiver	1.35%	1.60%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least March 1, 2024 to ensure that total annual Fund operating expenses after expense waiver and reimbursement (exclusive of any taxes, front-end or contingent deferred loads, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), expenses of other investment companies in which the Fund may invest, and extraordinary expenses such as litigation) will not exceed 1.00% and 1.25% of average daily net assets attributable to Class I and Class N shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years of when the amount was waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the reimbursement was made.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$137	$430	$744	$1,634
Class N	$163	$507	$875	$1,910

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2022, the Fund’s portfolio turnover rate was 860% of the average value of its portfolio. The Increased portfolio turnover is due to extreme volatility in fixed income markets and multiple counter-trends during the year leading to exposure changes in the Fund.

Principal Investment Strategies: Under normal circumstances, the Fund will, directly or indirectly, invest at least 80% of its assets (including any borrowings for investment purposes) in, or derive at least 80% of its income from, securities that are exempt from regular federal income tax and may subject certain investors to alternative minimum tax. Utilizing a quantitative and tactical approach, the Fund implements a strategy that seeks to hold a diversified portfolio of primarily high-yield municipal open-end mutual funds, closed-end funds, or ETFs when various risk measurements show the high yield municipal bond markets are trending upwards, and municipal money market securities or funds when the high yield municipal bond markets are trending downwards. Depending on market conditions, the Fund may be invested: (i) primarily in high yield municipal bond funds and other municipal fixed income funds with similar characteristics; (ii) primarily in short-term municipal money market fund securities; or (iii) a combination of (i) and (ii). The strategy can also invest in other fixed income assets classes such as, but not limited to, long-term, intermediate and short-term municipal funds and single state municipal funds. In performing its investment selection, the high-yield municipal asset class’s directional trends are evaluated using quantitative models and inputs. Though it intends to invest primarily in the securities identified immediately above, the Fund may invest in debt securities of any credit quality or maturity. To seek greater investment exposure to the Fund’s strategies, the Fund has the ability under federal law to leverage its portfolio by borrowing money from a bank in the amount of up to one-third of its assets (which includes the borrowed amount).

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The Fund may invest directly or indirectly in various types of derivatives, including swap contracts as a substitute for making direct investments in underlying instruments or to reduce certain investment exposures. While Federal law limits the Fund’s bank borrowings to one-third of the Fund’s assets (which includes the borrowed amount), the use of derivatives is not limited the same manner. Federal law generally requires the Fund to segregate or “earmark” liquid assets or otherwise cover the market exposure of its derivatives, including swap contracts. The Fund may borrow money to enter into a swap contracts that may leverage the Fund’s portfolio to a significant degree.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

The Fund may be subject to the risks described below through its own direct investments and indirectly through investments in underlying funds.

•	Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond or other markets, volatility in the equities market or adverse investor sentiment and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

•	Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.
•	Municipal Bond Risk. The underlying funds in which the Fund may invest may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax to pay interest or repay principal. For example, the novel coronavirus (COVID-19) has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Fund.
•	Management Risk. The Fund’s investment strategies may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. Management risk includes the risk that the quantitative model used by the Adviser may not perform as expected, particularly in volatile markets. In addition, the Fund’s tactical asset allocation strategy may be unsuccessful and may cause the Fund to miss attractive investment opportunities while in a defensive position.
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•	High Yield Risk. Investment in or exposure to high yield (lower rated or below investment grade) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments are considered predominantly speculative and are higher risk than investment grade debt instruments with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments.
•	Model Risk. The Fund will use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors, which may result in a decline in the value of the Fund’s shares. Any imperfections or limitations in a model could affect the ability of the manager to implement strategies. By necessity, models make simplifying assumptions that limit their efficacy. Models relying on historical market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. In addition, the model may not adequately take into account certain factors, the data used in the model may be inaccurate, or the computer programming used to create quantitative models might contain one or more errors. Such errors might never be detected or might be detected only after the Fund has sustained a loss (or reduced performance) related to such errors. Moreover, during periods of increased volatility or changing market conditions, the commonality of portfolio holdings and similarities between strategies of quantitative managers may amplify losses. An increasing number of market participants may rely on models that are similar to those used by the Adviser, which may result in a substantial number of market participants taking the same action with respect to an investment. Should one or more of these other market participants begin to divest themselves of one or more portfolio holdings, the Fund could suffer significant losses. In addition, changes in underlying market conditions can adversely affect the performance of a model.
•	Investment Companies and ETFs Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments the investment company or ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.
•	Underlying Funds Risk. The risk that the Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the underlying funds in which it invests. There can be no assurance that the Fund’s investments in underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.
•	Active Trading Risk. A higher portfolio turnover due to active and frequent trading will result in higher transaction and brokerage costs that may result in lower investment returns.
•	Asset Allocation Risk. Asset allocation risk is the risk that the selection by a manager of a fund in which the Fund invests and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with similar investment objectives. The Fund’s investment in any one fund or asset class may exceed 25% of the Fund’s total assets, which may cause it to be subject to greater risk than a more diversified fund.
•	Borrowing Risk. Borrowing for investment purposes creates leverage, which may increase the volatility of the Fund. Additionally, money borrowed will be subject to certain costs, such as commitment fees and the cost of maintaining minimum average balances, as well as interest. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund.
•	Cash Positions Risk. The Fund may hold a significant position in cash and/or cash equivalent securities. When the Fund’s investment in cash or cash equivalent securities increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.
•	Counterparty Risk. The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.
•	Credit Risk. The risk that the Fund could lose money if the issuer or guarantor of a fixed income security or a derivative contract is unwilling or unable to make timely payments to meet its contractual obligations. Changes in credit rating of a debt security held by the Fund could have a similar effect.
•	Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other Service Providers and financial intermediaries (“Service Providers”) to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders.
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•	Derivatives Risk. The derivative instruments in which the Fund may invest may be more volatile than other instruments and may be subject to unanticipated market movements, which are potentially unlimited. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.
•	Gap Risk. The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.
•	Leveraging Risk. The use of certain derivatives may increase leveraging risk and adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount paid for the derivative. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile and small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. The use of leverage may increase expenses and increase the impact of a Fund’s other risks. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations, to meet additional margin requirements or to meet collateral segregation or regulatory requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.
  LIBOR Risk. The Fund may invest in securities and other instruments whose interest payments are determined by references to the London Interbank Offered Rate (“LIBOR”). The United Kingdom Financial Conduct Authority, which regulates LIBOR, previously announced that after 2021 it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of the remaining LIBOR settings on a representative basis after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, that is intended to replace U.S. dollar LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The unavailability of LIBOR presents risks to the Fund, including the risk that any pricing or adjustments to the Fund’s investments resulting from a substitute or alternate reference rate may adversely affect the Fund’s performance and/or net asset value. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, including any negative effects on the Fund’s liquidity and valuation of the Fund’s investments, issuers of instruments in which the Fund invests and financial markets generally.
•	Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads in which investor redemptions from fixed income mutual funds may be higher than normal. In the past, in stressed markets, certain types of securities suffered periods of illiquidity if disfavored by the market. These risks may increase during periods of market turmoil, such as that experienced in 2020 with COVID-19, and could have a negative effect on the Fund’s performance.
•	Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years including what was experienced in 2020. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities, including by lowering interest rates. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets. The impact of these influences on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Money Market Instrument Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund. Recently, the SEC proposed amendments to money market fund rules that are intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The money market fund reforms may impact the structure, operations and return potential of the money market funds in which the Fund invests.
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•	Portfolio Turnover Risk. The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
•	Rules-Based Strategy Risk. A rules-based investment strategy may not be successful on an ongoing basis or could contain unknown errors. In addition, the data used may be inaccurate or the computer programming used to create a rules-based investment strategy might contain one or more errors. Moreover, during periods of increased volatility or changing market conditions the commonality of portfolio holdings and similarities between strategies of rules-based managers may amplify losses.
•	Swap Risk. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is the risk that a swap may be terminated by the Fund or the counterparty in accordance with its terms. If a swap were to terminate, the Fund may be unable to implement its investment strategies and the Fund may not be able to seek to achieve its investment objective.
•	Taxability Risk. There is no guarantee that all of the Fund’s income will remain exempt from federal or state or local income taxes. Income from municipal bonds held by the Fund or an underlying fund in which it invests could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. The Fund or an underlying fund in which it invests may sell securities that lose their tax-exempt statuses at inopportune times, which may cause tax consequences or a decrease in the Fund’s value. In order to pay tax-exempt interest, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. If the Fund fails to meet the requirements necessary to pay out exempt-interest dividends to its shareholders, the income distributions resulting from all of its investments, including its municipal securities, may be subject to federal income tax when received by shareholders.
•	U.S. Government Securities Risk. The U.S. government is not obligated to provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund may not be backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
•	Volatility Risk. The Fund’s investments may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s portfolio may fluctuate due to events or factors that affect industries, sectors or markets generally or that affect a particular investment, industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each calendar year since the Fund’s inception. Class N shares, which are not presented in the bar chart, would have similar annual returns to Class I shares because the Classes are invested in the same portfolio of securities and would differ only to the extent that the Classes do not have the same expenses. The performance table compares the performance of the Fund over time to the performance of a broad-based market index. You should be aware the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting https://www.redwoodmutualfunds.com/ or by calling 1-855-RED-FUND (733-3863).

Performance Bar Chart For Calendar Year Ended December 31st:

Highest Quarter:	3/31/2019	3.91%
Lowest Quarter:	6/30/2022	-5.78%

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Performance Table

Average Annual Total Returns

(For the year ended December 31, 2022)

Class I Shares	One Year	Five Years	Since Inception(1)
Class I Return before taxes	-9.66%	0.82%	1.83%
Class I Return after taxes on Distributions	-9.66%	-0.05%	0.88%
Class I Return after taxes on Distributions and Sale of Fund Shares	-5.62%	0.47%	1.18%
Class N Return before taxes	-9.27%	0.50%	1.53%
Bloomberg U.S. Municipal Bond Index(2)	-8.53%	1.25%	1.92%
(1)	The inception date of the Fund is March 9, 2017.
(2)	The Bloomberg U.S. Municipal Bond Index covers the U.S. dollar denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

After-tax returns are shown for Class I shares only, and after-tax returns for other classes will vary. After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Redwood Investment Management, LLC (the “Adviser”) serves as investment adviser to the Fund.

Portfolio Manager: The Fund is jointly managed by Michael Messinger, Portfolio Manager and Managing Partner of Redwood, and Michael Cheung, Portfolio Manager and Managing Partner of Redwood. Messrs. Messinger and Cheung have managed the Fund since its inception in March 2017.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, by telephone at 1-855-RED-FUND (733-3863), or through your broker. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

Class	Minimum Investment
	Initial	Subsequent
N	$10,000	$1,000
I	$2,500	$1,000

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, may be taxable to you at either ordinary income or capital gains tax rates. However, the Fund anticipates that substantially all of its income dividends will be “exempt-interest dividends” that are generally exempt from regular federal income taxes. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal alternative minimum tax (“AMT”) for certain investors. State and local income taxes may apply to all or a portion of the exempt-interest dividends paid by the Fund. Tax-exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax-exempt.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: REDWOOD ALPHAFACTOR® TACTICAL INTERNATIONAL FUND

Investment Objective: The Fund seeks to generate long-term total return with capital preservation as a secondary objective.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) for Shares Held Less Than One Year (as a % of original purchase price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution (12b-1) and Service Fees	0.25%	None
Other Expenses	0.33%	0.33%
Acquired Fund Fees and Expenses(1)	0.06%	0.06%
Total Annual Fund Operating Expenses	1.54%	1.29%
Expense Waiver(2)	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Expense Waiver	1.51%	1.26%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least March 1, 2024 to ensure that total annual Fund operating expenses after expense waiver and reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.45% and 1.20% of average daily net assets attributable to Class N and Class I shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years of when the amount was waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the reimbursement was made.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$128	$406	$705	$1,554
Class N	$154	$484	$837	$1,832

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2022, the Fund’s portfolio turnover rate was 413% of the average value of its portfolio.

Principal Investment Strategies: The Fund employs an investment approach designed to track the performance of the Adviser’s proprietary index, the Redwood AlphaFactor® Tactical International Index (the “International Index”). The International Index utilizes a quantitative, factor-based, investment methodology focused on large and middle capitalization common stocks of both developed and emerging markets outside of the United States, typically of companies with market capitalizations of greater than $2 billion. The methodology selects stocks based on a number of characteristics that include, but are not limited to, net share count reduction, free cash flow growth, dividend yield, volatility and debt/asset ratios. The International Index is rebalanced to equal weight on a quarterly basis, and reconstituted on a yearly basis. The Fund will be invested in a diversified portfolio of equity securities of developed international markets and emerging market countries or investments that are economically tied to equity securities (i.e., derivatives) such as American Depositary Receipts (ADRs), equity options, swaps, convertible bonds and warrants. In seeking to track the performance of the International Index, the Fund will typically hold approximately 100 stocks in its portfolio. However, the Fund may be invested in more or less than 100 stocks at any given time and may use other equity linked securities in pursuit of its investment strategies.

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The strategy used by the International Index also employs a multi-factor tactical risk management overlay that seeks to identify periods of above-average risk. Under normal market conditions, the Fund will be invested in securities of countries outside of the United States or in investments that are economically tied to such foreign securities. In response to adverse market conditions, the Fund, in tracking the International Index, may be invested for temporary, defensive purposes in money market instruments such as treasury bills, certificates of deposit and commercial paper and other short-term instruments, money market funds, and in short- and intermediate-term U.S. or foreign Treasury bond or bond funds. Such investments can either be direct or through investments in other investment companies, including open-end mutual funds and exchange-traded funds (“ETFs”). The Fund will use Solactive, AG as its index provider.

The Fund uses a “passive” or indexing approach to attempt to approximate the investment performance of the International Index by investing in a portfolio of securities that generally replicates the International Index. The Fund may concentrate its investments in a particular country, region, industry or group of industries to the extent that the International Index concentrates in a country, region, industry or group of industries.

The Fund may engage in active and frequent trading.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

The Fund may be subject to the risks described below through its own direct investments and indirectly through investments in underlying funds

•	Index Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times, may deviate from the relative weightings of the Index or may hold securities not included in the Index. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.
  Rules Based Strategy Risk. A rules-based investment strategy may not be successful on an ongoing basis or could contain unknown errors. In addition, the data used may be inaccurate or the computer programming used to create a rules-based investment strategy might contain one or more errors. Moreover, during periods of increased volatility or changing market conditions the commonality of portfolio holdings and similarities between strategies of rules-based managers may amplify losses.

•         Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

•	Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities, including by increasing interest rates. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets. The impact of these influences on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond or other markets, volatility in the equities markets, or adverse investor sentiment and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
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Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

•	Management Risk. The Fund’s investment strategies may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. Management risk includes the risk that the quantitative model used by the Adviser may not perform as expected, particularly in volatile markets. In addition, the Fund’s tactical asset allocation strategy may be unsuccessful and may cause the Fund to miss attractive investment opportunities while in a defensive position.
•	Active Trading Risk. A higher portfolio turnover due to active and frequent trading will result in higher transaction and brokerage costs that may result in lower investment returns.
•	Equity Risk. Equity securities are susceptible to general market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change and unexpected trading activity among retail investors. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions.
•	Passive Investment Risk. The Fund is managed with a passive investment strategy, attempting to track the International Index. As a result, the Fund expects to hold constituent securities of the International Index regardless of their current or projected performance, though the Fund may adopt a temporary defensive position in response to adverse market, economic, political or other conditions. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy. The composition of an emerging market index generally will not weigh individual securities by investor protection considerations. Therefore, to the extent the Fund tracks an emerging market index, it could invest in companies that lack transparency and other investor protections. In addition, the Fund’s return may not match or achieve a high degree of correlation with the return of the International Index due to operating expenses, transaction costs, and cash flows.
•	Quantitative Investing Risk. The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the multifactor quantitative model, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.
•	Cash Positions Risk. The Fund may hold a significant position in cash and/or cash equivalent securities. When the Fund’s investment in cash or cash equivalent securities increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.
•	Market Capitalization Risk. The Fund’s anticipated weighting towards larger-sized companies subjects the Fund to the risk that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes. Because the Fund may invest in companies of any size, its share price could be more volatile than a Fund that invests only in large companies. Small and medium–sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies.
•	American Depositary Receipts Risk. ADRs may involve many of the same risks as direct investments in foreign securities, including currency exchange fluctuations, less liquidity and more volatility, governmental regulations, and the potential for political and economic instability.
•	Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other Service Providers and financial intermediaries (“Service Providers”) to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders.
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•	Derivatives Risk. The derivative instruments in which the Fund may invest in order to better track the Index may be more volatile than other instruments and may be subject to unanticipated market movements, which are potentially unlimited. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.
•	Emerging Markets Risk. Investing in emerging markets involves not only the risks described herein with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets may also result in a lack of liquidity and in price volatility of these securities. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Investments in emerging markets may be considered speculative and share the risks of foreign developed markets but to a greater extent. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets, which may result in increased price volatility of emerging market investments. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.
•	Gap Risk. The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.
•	Geographic and Sector Risk. The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same geographic region or economic sector, an adverse economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises, affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so concentrated.
•	Investment Companies and ETFs Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments the investment company or ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.
•	Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads in which investor redemptions from fixed income mutual funds may be higher than normal. In the past, in stressed markets, certain types of securities suffered periods of illiquidity if disfavored by the market. These risks may increase during periods of market turmoil, such as that experienced in 2020 with COVID-19, and could have a negative effect on the Fund’s performance.
•	Money Market Instrument Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund. Recently, the SEC proposed amendments to money market fund rules that are intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The money market fund reforms may impact the structure, operations and return potential of the money market funds in which the Fund invests.
•	Portfolio Turnover Risk. The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
•	U.S. Government Securities Risk. The U.S. government is not obligated to provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund may not be backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
•	Valuation Risk. The sale price that the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
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•	Volatility Risk. The Fund investments may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s portfolio may fluctuate due to events or factors that affect industries, sectors or markets generally or that affect a particular investment, industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each calendar year since the Fund’s inception. Class N shares, which are not presented in the bar chart, would have similar annual returns to Class I shares because the Classes are invested in the same portfolio of securities and would differ only to the extent that the Classes do not have the same expenses. The performance table compares the performance of the Fund over time to the performance of a broad-based market index. You should be aware the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting https://www.redwoodmutualfunds.com/ or by calling 1-855-RED-FUND (733-3863).

Performance Bar Chart For Calendar Year Ended December 31st:

Highest Quarter:	12/31/2020	15.60%
Lowest Quarter:	06/20/2022	-10.42%

Performance Table

Average Annual Total Returns

(For the year ended December 31, 2022)

Class I Shares	One Year	Five Years	Since Inception(1)
Class I Return before taxes	-11.56%	2.71%	2.89%
Class I Return after taxes on Distributions	-12.10%	0.83%	1.07%
Class I Return after taxes on Distributions and Sale of Fund Shares	-6.78%	1.38%	1.54%
Class N Return before taxes	-11.56%	1.80%	2.00%
Redwood AlphaFactor® Tactical International Index(2)	-8.42%	6.19%	6.62%
MSCI AC World Index ex-US Net(3)	-16.00%	0.88%	1.33%
(1)	The inception date of the Fund is November 2, 2017.
(2)	The Redwood AlphaFactor® Tactical International Index, the Fund Adviser’s proprietary index, utilizes a quantitative, factor-based, investment methodology focused on large and middle capitalization stocks of both developed and emerging markets outside of the U.S. typically of companies with market capitalizations of greater than $2 billion. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.
(3)	The Morgan Stanley Capital International All Country World Index Ex-U.S. (MSCI ACWI Ex-U.S.) is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI). It is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. includes both developed and emerging markets. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

After-tax returns are shown for Class I shares only, and after-tax returns for other classes will vary. After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Investment Adviser: Redwood Investment Management, LLC (the “Adviser”) serves as investment adviser to the Fund.

Portfolio Manager: The Fund is jointly managed by Michael Messinger, Portfolio Manager and Managing Partner of Redwood, Richard Duff, Portfolio Manager and Managing Partner of Redwood, and Michael Cheung, Portfolio Manager and Managing Partner of Redwood. Messrs. Messinger, Duff, and Cheung have managed the Fund since its inception in November 2017.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, by telephone at 1-855-RED-FUND (733-3863), or through your broker. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

Class	Minimum Investment
	Initial	Subsequent
N	$10,000	$1,000
I	$2,500	$1,000

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are generally taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: REDWOOD SYSTEMATIC MACRO TREND (“SMART”) FUND

Investment Objective: The Fund seeks to generate capital appreciation while focusing on managing downside risk.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) for Shares Held Less Than One Year (as a % of original purchase price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution (12b-1) and Service Fees	None	0.25%
Other Expenses	0.30%	0.30%
Acquired Fund Fees and Expenses(1)	0.07%	0.07%
Total Annual Fund Operating Expenses	1.37%	1.62%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$139	$434	$750	$1,646
Class N	$165	$511	$881	$1,922

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2022, the Fund’s portfolio turnover rate was 934% of the average value of its portfolio.

Principal Investment Strategies: Utilizing a quantitative and tactical approach, the Fund implements an investment strategy that seeks to hold a diversified portfolio of securities, exchange-traded funds (“ETFs”), open-end investment companies and/or closed-end investment companies (“underlying funds”) within any of the following asset classes when, in the view of the Fund’s adviser, Redwood Investment Management, LLC (“Redwood” or the “Adviser”), various risk measurements show the potential to produce positive returns: domestic and international small-cap equities; growth and income equities; preferred securities; convertible bonds; high yield bonds and leveraged loans; emerging market bonds; and real estate investment trusts. During periods that the Adviser identifies as above average risk, the Fund’s assets may be moved into money market, money market funds, or U.S. government security funds. In performing its investment selection, the Adviser evaluates directional trends using quantitative models and inputs. The Fund may invest up to 20% of its net assets in open-end investment companies or ETFs that invest primarily in emerging market debt. Though it intends to invest in the securities identified above, the Fund may also invest in debt securities of any credit quality or maturity and other equity securities.

The Adviser’s quantitative strategy takes into account macro market data and other market-based inputs and metrics to seek to identify market trends. When making investment decisions for the Fund the portfolio managers consider both technical factors as well as an assessment of current market conditions and other factors.

The Fund may also invest directly or indirectly in various types of derivatives, including swap contracts as a substitute for making direct investments in underlying instruments or to reduce certain investment exposures. While Federal law limits the Fund’s bank borrowings to one-third of the Fund’s assets (which includes the borrowed amount), the use of derivatives is not limited the same manner. Federal law generally requires the Fund to segregate or “earmark” liquid assets or otherwise cover the market exposure of its derivatives, including swap contracts. The Fund may enter into a swap contract that may leverage the Fund’s portfolio to a significant degree. The Fund may also borrow money for direct investment purposes to purchase underlying securities in which the Fund invests. These derivatives and borrowing transactions could create aggregate exposure to securities for the Fund in excess of its net assets, thereby leveraging the Fund.

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Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

The Fund may be subject to the risks described below through its own direct investments and indirectly through investments in underlying funds.

•	Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond or other markets, volatility in the equities markets or adverse sentiment and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

•	Equity Risk. Equity securities are susceptible to general market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change and unexpected trading activity among retail investors. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions.
•	Derivatives Risk. The derivative instruments in which the Fund may invest in order to better track the Index may be more volatile than other instruments and may be subject to unanticipated market movements, which are potentially unlimited. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.
•	Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities, including by increasing interest rates. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets. The impact of these influences on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Quantitative Investing Risk. The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the multifactor quantitative model, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.
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•	Counterparty Risk. The risk that the Fund’s counterparty to an over-the-counter derivative contract, such as a total return swap, may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Counterparty risk is a type of credit risk.
•	Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.
•	High Yield Risk. Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments.
•	Management Risk. The Fund’s investment strategies may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. Management risk includes the risk that the quantitative model used by the Adviser may not perform as expected, particularly in volatile markets. In addition, the Fund’s tactical asset allocation strategy may be unsuccessful and may cause the Fund to miss attractive investment opportunities while in a defensive position.
•	Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.
•	Cash Positions Risk. The Fund may hold a significant position in cash and/or cash equivalent securities. When the Fund’s investment in cash or cash equivalent securities increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.
•	Bank Loan Risk. The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.
•	Borrowing Risk. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
•	Credit Risk. The risk that the Fund could lose money if the issuer or guarantor of a fixed income security or a derivative contract is unwilling or unable to make timely payments to meet its contractual obligations. Changes in credit rating of a debt security held by the Fund could have a similar effect.
•	Currency Risk. The risk that foreign currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.
•	Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other Service Providers and financial intermediaries (“Service Providers”) to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders.
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•         Emerging Markets Risk. Investing in emerging markets involves not only the risks described herein with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets may also result in a lack of liquidity and in price volatility of these securities. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Investments in emerging markets may be considered speculative and share the risks of foreign developed markets but to a greater extent. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets, which may result in increased price volatility of emerging market investments. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

•	Gap Risk. The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.
•	Investment Companies and ETFs Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments the investment company or ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs. During periods of market volatility, inverse ETFs may not perform as expected.
•	Leveraging Risk. To the extent the Fund uses leveraging techniques, its net asset value may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments and small changes in the value of the underlying instrument may produce disproportionate losses to the Fund and may result in a loss substantially greater than the amount paid for the derivative. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of a Fund’s other risks. The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations, to meet additional margin requirements or to meet regulatory requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.
  LIBOR Risk. The Fund may invest in securities and other instruments whose interest payments are determined by references to the London Interbank Offered Rate (“LIBOR”). The United Kingdom Financial Conduct Authority, which regulates LIBOR, previously announced after 2021 it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of the remaining LIBOR settings on a representative bases after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, that is intended to replace U.S. dollar LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The unavailability of LIBOR presents risks to the Fund, including the risk that any pricing or adjustments to the Fund’s investments resulting from a substitute or alternate reference rate may adversely affect the Fund’s performance and/or net asset value. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, including any negative effects on the Fund’s liquidity and valuation of the Fund’s investments, issuers of instruments in which the Fund invests and financial markets generally.
  Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. In the past, in stressed markets, certain types of securities suffered periods of illiquidity if disfavored by the market. These risks may increase during periods of market turmoil, such as that experienced in 2020 with COVID-19, and could have a negative effect on the Fund’s performance.
•	Market Capitalization Risk. The Fund’s anticipated weighting towards small-sized companies subjects the Fund to the risk that small and medium–sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. Because the Fund may invest in companies of any size, its share price could be more volatile than a Fund that invests only in large companies. Larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes.
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•	Money Market Instrument Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund. Recently, the SEC proposed amendments to money market fund rules that are intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The money market fund reforms may impact the structure, operations and return potential of the money market funds in which the Fund invests.
•	Portfolio Turnover Risk. The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
•	Preferred Securities Risk. Preferred securities can decrease in value for a variety of reasons, including decreases in response to the activities of an individual company or in response to general market and/or economic conditions. The market value of all securities, including preferred securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. Preferred securities may be less liquid than common securities and may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debts of the same issuer.
•	Real Estate Investment Trusts Risk. There is risk that investments in real estate investment trusts (REITs) will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. A REIT is a company that derives at least 75% of its gross income from (a) rents from real property, (b) interests in real property or interest on obligations secured by mortgages, (c) the sale or other disposition of real property, (d) dividends, distributions or other gains from investments in other REITs, (e) abatements or tax refunds on real property, (f) income and gain derived from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) certain other qualified temporary investment income. A REIT must also receive 95% of its gross income from (a) dividends, (b) interest, (c) gain from the sale or other disposition of stock, securities, and real property, and (d) any source described in clauses (a) through (h) in the preceding sentence. To the extent an investment meets the qualifications of a REIT under the Internal Revenue Code of 1986, as amended, the REIT will not be taxed on distributions made to the Fund. In the event an investment fails to qualify as a REIT, the REIT will be subject to tax as a C corporation at U.S. federal income tax rates (currently, at a flat rate of 21%). The resulting corporate taxes could reduce the Fund’s net assets, the amount of income available for distribution and the amount of our distributions.
•	Swap Risk. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is the risk that a swap may be terminated by the Fund or the counterparty in accordance with its terms. If a swap were to terminate, the Fund may be unable to implement its investment strategies and the Fund may not be able to seek to achieve its investment objective.
•	Underlying Funds Risk. The risk that the Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the underlying funds in which it invests. There can be no assurance that the Fund’s investments in underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.
•	U.S. Government Securities Risk. The U.S. government is not obligated to provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund may not be backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
•	Valuation Risk. The sale price that the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
•	Volatility Risk. The Fund’s investments may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s portfolio may fluctuate due to events or factors that affect industries, sectors or markets generally or that affect a particular investment, industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund.

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Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each calendar year since the Fund’s inception. Class N shares, which are not presented in the bar chart, would have similar annual returns to Class I shares because the Classes are invested in the same portfolio of securities and would differ only to the extent that the Classes do not have the same expenses. The performance table compares the performance of the Fund over time to the performance of a broad-based market index. You should be aware the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting https://www.redwoodmutualfunds.com/ or by calling 1-855-RED-FUND (733-3863).

Performance Bar Chart For Calendar Year Ended December 31st:

Highest Quarter:	12/31/2020	16.76%
Lowest Quarter:	03/31/2022	-9.55%

Performance Table

Average Annual Total Returns

(For the year ended December 31, 2022)

Class I Shares	One Year	Five Years	Since Inception(1)
Class I Return before taxes	-6.13%	7.82%	7.79%
Class I Return after taxes on Distributions	-7.32%	6.10%	6.07%
Class I Return after taxes on Distributions and Sale of Fund Shares	-3.55%	5.54%	5.51%
Class N Return before taxes	-6.36%	7.57%	7.55%
MS Category Avg-Tactical Allocation Index(2)	-15.63%	1.87%	2.22%
Composite Index(3)	-16.72%	2.98%	3.36%
S&P 500 Total Return Index(4)	-18.11%	9.42%	9.95%
Bloomberg Aggregate Bond Index(5)	-16.25%	-1.66%	-1.34%
(1)	The inception date of the Fund is November 2, 2017.
(2)	The MS Category Avg-Tactical Allocation Index, Tactical asset allocation strategy is the process by which the asset of a fund is changed on a short-term basis to take advantage of perceived differences in relative values of the various asset classes. The MS CategoryAvg. Tactical Allocation Index is the average of all funds categorized as Tactical Allocation by Morningstar. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions other expenses of investing.
(3)	The Composite Index represents a blend of 40% S&P 500 Total Return Index and 60% Bloomberg Global Aggregate Bond Index. The Composite Index has comparable return characteristics as the Fund and shows how the Fund’s performance directly compares to a blend of the returns of broad-based indices widely recognized in the industry. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.
(4)	Standard and Poor’s 500 Total Return Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.
(5)	The Bloomberg Global Aggregate Bond Index is a measure of global investment grade debt from twenty-four local currency markets. This multi -currency benchmark includes treasury, government-related, corporate, and securitized fixed-rate bonds from both developed and emerging markets issuers. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

After-tax returns are shown for Class I shares only, and after-tax returns for other classes will vary. After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Investment Adviser: Redwood Investment Management, LLC (the “Adviser”) serves as investment adviser to the Fund.

Portfolio Managers: The Fund is jointly managed by Michael Messinger, Portfolio Manager and Managing Partner of Redwood and Michael Cheung, Portfolio Manager and Managing Partner of Redwood, and Richard Duff, Portfolio Manager and Managing Partner of Redwood. Messrs. Messinger, Cheung and Duff have managed the Fund since its inception in November 2017.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, by telephone at 1-855-RED-FUND (733-3863), or through your broker. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

Class	Minimum Investment
	Initial	Subsequent
I	$2,500	$1,000
N	$10,000	$1,000

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are generally taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

This section provides more detailed information about the investment objectives, principal investment strategies and certain risks of investing in each of the Redwood Managed Volatility Fund, the Redwood Managed Municipal Income Fund, the Redwood AlphaFactor® Tactical International Fund, and the Redwood Systematic Macro Trend (“SMarT”) Fund (each a “Fund” and together, the “Funds”). This section also provides information regarding the Funds’ disclosure of portfolio holdings.

Redwood Managed Volatility Fund

Investment Objective: The Redwood Managed Volatility Fund seeks a combination of total return and prudent management of portfolio downside volatility and downside loss. The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days prior written notice to shareholders.

Principal Investment Strategies: To pursue its investment objective the Fund uses a trend-following strategy that seeks to identify the critical turning points in the markets for high yield bonds (also known as “junk bonds”) and bank loans. The Fund’s adviser, Redwood Investment Management, LLC (“Redwood” or the “Adviser”) uses a quantitatively driven process that seeks to invest in diversified high yield bond, bank loan, and other fixed income exposures with similar characteristics when the high yield bond and bank loan markets are trending upwards, and short-term fixed income securities when the high yield bond and bank loan markets are trending downwards. By tactically allocating its investments, the Fund seeks to reduce its exposure to declines in the high yield bond and bank loan markets, thereby seeking to limit downside volatility and downside loss in down-trending markets.

The Fund’s exposure to these asset classes will be achieved principally through investments in derivative instruments such as total return swaps, which may include swaps on either individual or baskets of underlying diversified high yield bond funds, bank loan funds, multi-sector bond funds and other fixed income funds, and credit default swaps. A total return swap is a contract that exchanges a floating rate for the total return of a security or index in which a payer and receiver exchange the credit risk and market risk of an underlying asset for the payment of a fee. The payer owns the underlying asset, also called the reference asset, and agrees to pay the receiver the total return on the asset, including its market appreciation and coupons, while the receiver agrees to pay a set rate, which could be fixed or variable. If the reference asset depreciates, the receiver pays the depreciation to the payer because the payer has transferred default risk, credit deterioration risk and market risk to the receiver. The Fund’s exposure to the different asset classes will be achieved principally through investments in total return swaps, where the Fund will pay a counterparty a set fee in exchange for the total return of a reference asset, which will usually be mutual funds or exchange traded funds (ETFs) that are determined by the Adviser to be representative of the various fixed income classes described above. A credit default swap is a contract that enables an investor to buy or sell protection against a pre-determined issuer credit event. One party, acting as a ‘protection buyer,’ makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a ‘protection seller,’ in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a credit protection seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, the Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments, and would have no payment obligations to the counterparty. The Fund may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

The Fund may also enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s). The purchase of credit default swaps involves costs, which will reduce the Fund’s return. In certain circumstances, credit default swaps could be used to assist in managing the duration of the Fund.

The derivative instruments in which the Fund invests may obtain their investment exposure from underlying securities of any maturity or quality, including securities rated below investment grade. The Fund may gain exposure to foreign (non-U.S.) securities, including emerging market securities, to the extent the Fund invests in derivatives of other investment companies that hold securities of foreign (non-U.S.) issuers. The short-term fixed-income securities in which the Fund invests may include corporate bonds and other corporate debt securities, asset-backed securities, securities issued by the U.S. government or its agencies and instrumentalities, securities issued by non-U.S. governments or their agencies and instrumentalities, money market securities and other interest-bearing instruments or any derivative instrument meant to track the return of any such instrument, and cash. The Fund may invest in short-term fixed income strategies of any maturity and credit quality, including securities rated below investment grade (“junk bonds”). The Fund may not invest in money market funds or other investment companies.

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The Adviser employs a total return and downside volatility management investment approach, which seeks to reduce exposure to losses in the markets while capturing gains during up-trends in these markets. However, the Fund’s downside volatility may be higher than the general global equity, fixed income, currency and commodity markets over short-term periods.

While Federal law limits the Fund’s bank borrowings to one-third of the Fund’s assets (which includes the borrowed amount), the use of derivatives is not limited the same manner. Federal law generally requires the Fund to segregate or “earmark” liquid assets or otherwise cover the market exposure of its derivatives, including swap contracts, credit default swaps, and swaptions. The Fund may borrow money to enter into a swap contracts that may leverage the Fund’s portfolio to a significant degree. In addition, the Fund may engage in active and frequent trading.

In response to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities, money market instruments and cash. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve upside return may be limited; however, the ability to be fully defensive is an integral part of achieving the Fund’s investment objective.

Redwood Managed Municipal Income Fund

Investment Objective: The Redwood Managed Municipal Income Fund seeks to generate tax-efficient income, while focusing on managing downside risk.

Principal Investment Strategies: Under normal circumstances, the Fund will, directly or indirectly, invest at least 80% of its assets (including any borrowings for investment purposes) in, or derive at least 80% of its income from, securities that are exempt from regular federal income tax and may subject certain investors to alternative minimum tax. Utilizing a quantitative and tactical approach, the Fund implements a strategy that seeks to hold a diversified portfolio of primarily high-yield municipal open-end mutual funds, closed-end funds, or ETFs when various risk measurements show the high yield municipal bond markets are trending upwards, and municipal money market securities when the high yield municipal bond markets are trending downwards. Depending on market conditions, the Fund may be invested: (i) primarily in high yield municipal bond funds and other municipal fixed income funds with similar characteristics;
(ii) primarily in short-term municipal money market fund securities; or (iii) a combination of (i) and (ii). The strategy can also invest in other fixed income assets classes such as, but not limited to, long-term, intermediate and short-term municipal funds and single state municipal funds. In performing its investment selection, the high-yield municipal asset class’s directional trends are evaluated using quantitative models and inputs. Investments are selected based in part on their ability to track the overall asset class/indices. Though it intends to invest primarily in the securities identified immediately above, the Fund may invest in debt securities of any credit quality or maturity. To seek greater investment exposure to the Fund’s strategies, the Fund has the ability under federal law to leverage its portfolio by borrowing money from a bank in an amount of up to one-third of its assets (which includes the amount borrowed).

The Fund may invest directly or indirectly in various types of derivatives, including swap contracts as a substitute for making direct investments in underlying instruments or to reduce certain investment exposures. While Federal law limits the Fund’s bank borrowings to one-third of the Fund’s assets (which includes the borrowed amount), the use of derivatives is not limited the same manner. Federal law generally requires the Fund to segregate or “earmark” liquid assets or otherwise cover the market exposure of its derivatives, including swap contracts. The Fund may borrow money to enter into a swap contracts that may leverage the Fund’s portfolio to a significant degree.

Redwood AlphaFactor® Tactical International Fund

Investment Objective: The Redwood AlphaFactor® Tactical International Fund seeks generate long-term total return with capital preservation as a secondary objective.

Principal Investment Strategies: The Fund employs an investment approach designed to track the performance of the Adviser’s proprietary index, the Redwood AlphaFactor® Tactical International Index (the “International Index”). The International Index utilizes a quantitative, factor-based, investment methodology focused on large and middle capitalization common stocks of both developed and emerging markets outside of the United States, typically of companies with market capitalizations of greater than $2 billion. The methodology selects stocks based on a number of characteristics that include, but are not limited to, net share count reduction, free cash flow growth, dividend yield, volatility and debt/asset ratios. The International Index is rebalanced to equal weight on a quarterly basis, and reconstituted on a yearly basis. The Fund will be invested in a diversified portfolio of equity securities of developed international markets and emerging market countries or investments that are economically tied to equity securities (i.e., derivatives) such as American Depositary Receipts (ADRs), equity options, swaps, convertible bonds and warrants. In seeking to track the performance of the International Index, the Fund will typically hold approximately 100 stocks in its portfolio. However, the Fund may be invested in more or less than 100 stocks at any given time and may use other equity linked securities in pursuit of its investment strategies.

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The strategy used by the International Index also employs a multi-factor tactical risk management overlay that seeks to identify periods of above-average risk. Under normal market conditions, the Fund will be invested in securities of countries outside of the United States or in investments that are economically tied to such foreign securities. In response to adverse market conditions, the Fund, in tracking the International Index, may be invested for temporary, defensive purposes in money market instruments such as treasury bills, certificates of deposit and commercial paper and other short-term instruments, money market funds, and in short- and intermediate-term U.S. or foreign Treasury bond or bond funds. Such investments can either be direct or through investments in other investment companies, including open-end mutual funds and exchange-traded funds (“ETFs”). The Fund will use Solactive, AG as its index provider.

The Adviser anticipates that generally, the Fund will hold all of the securities that compose the International Index in proportion to their weightings in the International Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, the Fund may purchase a sample of securities in the International Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in the International Index, purchase securities not in the International Index that the Adviser believes are appropriate to substitute for certain securities in the International Index, or utilize various combinations of other available investment techniques. The Fund may concentrate its investments in a particular country, region, industry or group of industries to the extent that the International Index concentrates in a country, region, industry or group of industries.

The Fund uses a “passive” or indexing approach to attempt to approximate the investment performance of the International Index by investing in a portfolio of securities that generally replicates the International Index. The Fund may concentrate its investments in a particular country, region, industry or group of industries to the extent that the International Index concentrates in a country, region, industry or group of industries.

The Fund may engage in active and frequent trading.

Redwood Systematic Macro Trend (“SMarT”) Fund

Investment Objective: The Redwood Systematic Macro Trend (“SMarT”) Fund seeks to generate capital appreciation while focusing on managing downside risk.

Principal Investment Strategies: Utilizing a quantitative and tactical approach, the Fund implements an investment strategy that seeks to hold a diversified portfolio of securities, exchange-traded funds (“ETFs”), open-end investment companies and/or closed-end investment companies (‘underlying funds”) within any of the following asset classes when, in the view of the Fund’s adviser, Redwood Investment Management, LLC (“Redwood” or the “Adviser”), various risk measurements show the potential to produce positive returns: domestic and international small-cap equities; growth and income equities; preferred securities; convertible bonds; high yield bonds and leveraged loans; emerging market bonds; and real estate investment trusts. During periods that the Adviser identifies as above average risk, the Fund’s assets may be moved into money market, money market funds, or U.S. government security funds. In performing its investment selection, the Adviser evaluates directional trends using quantitative models and inputs. The Fund may invest up to 20% of its net assets in open-end investment companies or ETFs that invest primarily in emerging market debt. Though it intends to invest in the securities identified above, the Fund may also invest in debt securities of any credit quality or maturity and other equity securities.

The Adviser’s quantitative strategy takes into account macro market data and other market-based inputs and metrics to seek to identify market trends. When making investment decisions for the Fund the portfolio managers consider both technical factors as well as an assessment of current market conditions and other factors.

The Fund may also invest directly or indirectly in various types of derivatives, including swap contracts as a substitute for making direct investments in underlying instruments or to reduce certain investment exposures. While Federal law limits the Fund’s bank borrowings to one-third of the Fund’s assets (which includes the borrowed amount), the use of derivatives is not limited the same manner. Federal law generally requires the Fund to segregate or “earmark” liquid assets or otherwise cover the market exposure of its derivatives, including swap contracts. The Fund may enter into a swap contract that may leverage the Fund’s portfolio to a significant degree. The Fund may also borrow money for direct investment purposes to purchase underlying securities in which the Fund invests. These derivatives and borrowing transactions could create aggregate exposure to securities for the Fund in excess of its net assets, thereby leveraging the Fund.

Temporary Defensive Position

In response to adverse market, economic, political or other conditions, each Fund may temporarily invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities, money market instruments and cash. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a temporary defensive position, the opportunity to achieve upside return may be limited; however, the ability to be fully defensive is an integral part of achieving the Fund’s investment objective.

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Principal and Other Risk Factors

As with all funds, there is the risk that you could lose money through your investment in the Funds. An investment in the Funds is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The Adviser cannot guarantee that each Fund will achieve its objectives. The value of your investment in the Funds, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Funds or your investment may not perform as well as other similar investments. The Funds are not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Funds’ net asset value and performance. It is important that investors closely review and understand these risks before making investments in the Funds. Additional information regarding the principal and certain other risks of investing in the Funds is provided below. The Funds’ Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, includes more information about the Funds and their investments and risks. The risks described in this Prospectus (and in the SAI) are not intended to include every potential risk of investing in the Funds. The Funds could be subject to additional risks because the types of investments it makes may change over time. The following section provides additional information regarding certain of the principal risks identified under “Principal Risk Factors” in the Fund’s summary along with additional risk information. The table below provides additional information regarding the risks of investing in the Funds. Following the table, each risk is explained.

	Redwood Managed Volatility Fund	Redwood Managed Municipal Income Fund	Redwood AlphaFactor® Tactical International Fund	Redwood Systematic Macro Trend (“SMarT®”) Fund
Active Trading Risk	X	X	X
American Depository Receipts Risk			X
Asset Allocation Risk	X	X
Bank Loan Risk	X			X
Borrowing Risk	X	X		X
Cash Positions Risk	X	X	X	X
Counterparty Risk	X	X		X
Credit Default Swaps Risk	X
Credit Risk	X	X		X
Currency Risk				X
Cybersecurity Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Emerging Markets Risk			X	X
Equity Risk			X	X
Fixed Income SecuritiesRisk	X	X		X
Foreign (Non-U.S.) Investment Risk			X	X
Foreign Custody Risk			X	X
Gap Risk	X	X	X	X
Geographic and Sector Risk			X
High-Yield Risk	X	X		X
Index Tracking Error Risk			X
Investment Companies and ETFs Risk		X	X	X
Leveraging Risk	X	X		X
LIBOR Risk	X	X		X
Liquidity Risk	X	X	X	X
Managed Volatility Strategy Risk	X
Management Risk	X	X	X	X
Market Capitalization Risk			X	X
Market Events Risk	X	X	X	X
Market Risk	X	X	X	X
Model Risk	X	X
Money Market Instrument Risk	X	X	X	X
Municipal Bond Risk		X
Passive Investment Risk			X
Portfolio Turnover Risk	X	X	X	X
Preferred Securities Risk				X
Quantitative Investing Risk			X	X
Real Estate Investment Trusts Risk				X
Rules-Based Strategy Risk	X	X	X
Swap Risk	X	X		X
Swaptions Risk	X
Taxability Risk		X
Underlying Funds Risk		X		X
U.S. Government Securities Risk	X	X	X	X
Valuation Risk	X		X	X
Volatility Risk		X	X	X
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INVESTMENTS IN UNDERLYING FUNDS

The Redwood Managed Municipal Income Fund primarily concentrates its investments in underlying funds, and the Fund’s investment performance is directly related to the investment performance of the underlying funds it holds. The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the allocation among those underlying funds. The Fund may invest in underlying funds that invest in asset-backed and structured investment securities, which may involve a greater chance of default during periods of economic downturn than other securities and may be less liquid and more difficult to value and liquidate. Underlying funds may also invest in real estate securities, commodity-related securities and money market investments. The value of the underlying funds’ investments, and the net asset value of the shares of both the Fund and the underlying funds, will fluctuate in response to various market and economic factors related to the markets in which they invest, as well as the financial condition and prospects of issuers in which the underlying funds invest. There can be no assurance that the investment objective of the underlying funds will be achieved. In addition, each of the Redwood Systematic Macro Trend (“SMarT”) Fund, the Redwood AlphaFactor Tactical International Fund and the Redwood Managed Volatility Fund may invest in underlying funds. Each of these Funds may be subject to the risks of the securities and other instruments described below through its own direct investments and indirectly through investments in underlying funds.

Active Trading Risk

A higher portfolio turnover may result in higher transaction and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains and losses, which may affect the taxes you pay as a Fund shareholder.

American Depositary Receipts Risk

ADRs may involve many of the same risks as direct investments in foreign securities, including currency exchange fluctuations, less liquidity and more volatility, governmental regulations, and the potential for political and economic instability.

Asset Allocation Risk

Asset allocation risk is the risk that the selection by the Fund’s portfolio managers of underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments as defined by the Adviser may cause the Fund to underperform other funds with a similar investment objective. The Fund’s investment in any one underlying fund or asset class may exceed 25% of the Fund’s total assets.

Bank Loan Risk

The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price could be adversely affected. The Fund may invest in loan participations that are rated by a NRSRO or are unrated, and may invest in loan participations of any credit quality, including “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested. In addition, certain bank loans in which the Fund may invest may be illiquid and, therefore, difficult to value and/or sell at a price that is beneficial to the Fund.

Borrowing Risk

Borrowing for investment purposes creates leverage, which may increase the volatility of the Fund. Additionally, money borrowed will be subject to certain costs, such as commitment fees and the cost of maintaining minimum average balances, as well as interest. These costs may exceed the gain on securities purchased with borrowed funds, which will diminish the Fund’s investment performance. Increased operating costs, including the financing cost associated with any leverage, may also impact the Fund’s investment performance. The Fund may also be required to pay fees in connection with borrowings, including loan syndication fees or commitment and administrative fees in connection with a line of credit. The Fund may be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. Successful use of borrowing depends on the Adviser’s ability to predict interest rates and market movements, and there is no assurance that the use of borrowing will be successful. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments.

Cash Positions Risk

The Fund may hold a significant position in cash and/or cash equivalent securities. When the Fund’s investment in cash or cash equivalent securities increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.

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Counterparty Risk

The stability and liquidity of repurchase agreements, swap transactions, forwards and over-the-counter derivative transactions depend in large part on the creditworthiness of the parties to the transactions. It is expected that the Adviser will monitor the creditworthiness of firms with which it will cause the Fund to enter into repurchase agreements, interest rate swaps, caps, floors, collars or over-the-counter derivatives. If there is a default by the counterparty to such a transaction, the Fund will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the value of the Fund being less than if the transaction had not been entered into. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of such vehicle’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Fund may use counterparties located in jurisdictions outside the United States. Such local counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Fund and its assets. Shareholders should assume that the insolvency of any counterparty would result in a loss to the Fund, which could be material. If the Fund obtains exposure to one or more investment funds indirectly through the use of one or more total return swaps, those investments will be subject to counterparty risk.

Transactions in certain types of swaps (including credit default swaps) are also required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Credit Default Swaps Risk

A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps involve risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). A Fund bears the loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. The maximum risk of loss for sell protection on a credit default swap is the notional value of the total underlying amount of the swap.

Credit Risk

The risk that issuers or guarantors of a fixed income security or derivative contract cannot or will not make payments on the securities and other investments held by the Fund, may result in losses to the Fund. Changes in the credit rating of a debt security or of the issuer of a debt security held by a Fund could have a similar effect. The credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes, which may lower their value and may affect their liquidity. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities are generally believed to have relatively low degrees of credit risk. The Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

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Currency Risk

The risk that foreign currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency risk may be particularly high to the extent that the Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries.

Cybersecurity Risk

There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund or its Service Providers to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, or its Service Providers may adversely impact the Fund or its shareholders. Because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and its Service Providers are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. In addition, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

The computer systems, networks and devices used by the Fund and its Service Providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its Service Providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party Service Providers.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value; impediments to trading; the inability of the Fund and its Service Providers to transact business; prevention of Fund investors from purchasing, redeeming or exchanging shares or receiving distributions; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and Service Providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Derivatives Risk

The Fund may invest in derivatives, which are financial instruments whose value is typically based on the value of a security, commodity or index, in order to better track the Index. These instruments include options, futures contracts, swap agreements, including total return swap agreements, and similar instruments. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested.

The market value of derivative instruments and securities may be more volatile than that of other instruments, and may be subject to unanticipated market movements, which are potentially unlimited. Each type of derivative instrument may have its own special risks, including the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates, and indices. Certain derivatives require the Fund to make margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin if the value of the derivative position changes in a manner adverse to the Fund. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. The value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track.

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Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivatives are subject to a number of other risks, including liquidity risk (the possibility that the derivative may be difficult to purchase or sell and the Adviser may be unable to initiate a transaction or liquidate a position at an advantageous time or price), leverage risk (the possibility that adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative), interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations), and counterparty risk (the risk that a counterparty may be unable to perform according to a contract, and that any deterioration in a counterparty’s creditworthiness could adversely affect the instrument). In addition, because derivative products are highly specialized, investment techniques and risk analyses employed with respect to investments in derivatives are different from those associated with stocks and bonds. Finally, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Derivative instruments are also subject to the risk that the market value of an instrument will change to the detriment of the Fund. If the Adviser inaccurately forecast the values of securities, interest rates or other economic factors in using derivatives, the Fund might have been in a better position if it had not entered into the transaction at all. Some strategies involving derivative instruments can reduce the risk of loss, but they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other investments held by the Fund. New derivatives regulations require the Fund, to the extent it uses derivatives to a material extent, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the Fund to pursue its investment strategies and may not be effective to mitigate the Fund’s risk of loss from derivatives. The Fund may also have to buy or sell a security at a disadvantageous time or price because regulations require funds to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Investing for hedging purposes or to increase the Fund’s returns may result in certain additional transaction costs that may reduce the Fund’s performance. The Fund may use a variety of currency hedging techniques to attempt to hedge exchange rate risk or gain exposure to a particular currency. When used for hedging purposes, no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged. Because the markets for certain derivative instruments are relatively new, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes and there can be no assurance that a particular derivative position will be available when sought by the Adviser or that such techniques will be utilized by the Adviser.

The Fund’s SAI provides a more detailed description of the types of derivative instruments in which the Fund may invest and their associated risks.

Emerging Markets Risk

To the extent the Fund invests in emerging market securities, the risks associated with foreign (non-U.S.) investment risk may be particularly high. The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These risks include less social, political and economic stability; smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility; more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests; less transparent and established taxation policies; less developed regulatory or legal structures governing private and foreign investment; more pervasiveness of corruption and crime; less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts; less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.; greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions; higher rates of inflation and more rapid and extreme fluctuations in inflation rates; greater sensitivity to interest rate changes; increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls; greater debt burdens relative to the size of the economy; more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries. Because of these risk factors, the Fund’s investments in developing market countries are subject to greater price volatility and illiquidity than investments in developed markets. Governments of emerging market countries may own or control parts of the private sector. Accordingly, government actions could have a significant impact on economic conditions. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular sector and/or company, limit the investment by foreign persons to a specific class of securities of an issuer that may have less advantageous rights than a domestically available class, require foreign investors to maintain a trading account with only one licensed securities company in the relevant market and/or impose additional taxes on foreign investors. These may contribute to the illiquidity of the relevant securities market, as well as create inflexibility and uncertainty as to the trading environment. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

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Equity Risk

Equity securities are susceptible to general market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change and unexpected trading activity among retail investors. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions.

Fixed Income Securities Risk

Fixed income securities held by the Fund are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, duration risk and liquidity risk, which are more fully described below. In addition, current market conditions may pose heightened risks for fixed income securities. After being at or near historic lows in recent years, interest rates have begun to rise. Increases in interest rates could result in less liquidity and greater volatility of fixed income securities. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. Moreover, new regulations applicable to and changing business practices of financial intermediaries restricting their market marking activities for certain fixed income securities, which may reduce the liquidity and increase the volatility for such fixed income securities. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.

•	Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.
•	Credit Risk. Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy.
•	Duration Risk. Longer-term securities may be more sensitive to interest rate changes. A heightened risk is posed by rising interest rates to longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates.
•	Interest Rate Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities.
•	Liquidity Risk. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to hold the security or keep the position open, and it could incur losses.
•	Prepayment and Extension Risk. Many types of fixed income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment and accordingly, a decline in the Fund’s net asset value. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.
•	Variable and Floating Rate Securities. Variable and floating rate securities generally are less sensitive to interest changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

Foreign Custody Risk.

The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

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Foreign (Non-U.S.) Investment Risk.

Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies. Foreign securities involve risks related to less information about foreign companies in the form of reports and ratings than about U.S. issuers; less stringent investor protections and corporate governance; more or less foreign government regulation; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political, financial, social and economic events (including, for example, military confrontations, pandemics, war and terrorism) or diplomatic developments. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.

On January 31, 2020, the United Kingdom (the “UK”) left the EU (commonly referred to as “Brexit”). The UK and the EU signed the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and UK’s relationship post Brexit. However, under the TCA, many aspects of the EU-UK relationship remain subject to further negotiation. The full effects of Brexit are unknown at this time and could negatively impact the value of the Funds’ investments. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact the Fund’s investments in securities issued by companies located in EU countries or in underlying funds that hold such securities. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. Recent and upcoming European elections could, depending on the outcomes, further call into question the future direction of the EU. The ultimate effects of these events and other socio political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

In addition, Russia’s recent military incursions in Ukraine have led to sanctions being levied against Russia by the United States, EU and other countries, which could adversely affect European and global energy and financial markets, as well as commodity prices, supply chains and global trade.

Investment exposure to China subjects the Funds to specific risks. China may be subject to considerable degrees of economic, political and social instability. It is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information, and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on its economy.

In addition, there has been enhanced regulatory focus in the U.S. on access to audit and other information regarding Chinese companies. In November 2020, an executive order was issued prohibiting investments in certain Chinese companies that might be owned or controlled by the military, resulting in NASDAQ removing shares of certain companies from its indexes and the NYSE delisting certain companies. In December 2020, the Holding Foreign Companies Accountable Act (“HFCAA”) was signed into law, requiring the SEC to ban trading on all U.S. exchanges of any foreign company for which the Public Company Accounting Oversight Board (“PCAOB”) is unable to inspect audit workpapers for three consecutive years, which is a particular threat to Chinese companies as PCAOB inspection of the audit work of foreign accounting firms conflicts with Chinese law and policy. The enactment of the HFCAA and other efforts to increase U.S. regulatory access to audit workpapers could cause investor uncertainty, and the market price of any Chinese securities held by the Funds could be adversely affected. In addition, PCAOB’s inability to evaluate the audits and quality control procedures of auditors deprive investors of the transparency and protections provided by such evaluations and may subject such investors to a heightened risk of fraud. The composition of an emerging market index generally will not weigh individual securities by investor protection considerations. Therefore, to the extent a Fund tracks an emerging market index, it could invest in companies that lack transparency and other investor protections.

Focus Risk

To the extent the Fund invests in a smaller number of holdings, the Fund may be more adversely impacted by changes in the price of individual holdings than funds with a greater number of holdings.

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Gap Risk

The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. For example, the price of a stock can drop from its closing price one night to its opening price the next morning. The difference between the two prices is the gap. Trading halts may lead to gap risk.

Geographic and Sector Risk

If a Fund invests a significant portion of its total assets in securities of issuers within the same state, geographic region or economic sector, an adverse economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises affecting that state, region or sector may affect the value of a Fund’s investments more than if its investments were not so concentrated in such geographic region or economic sector.

High Yield Risk

Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the liquidity and value of these securities. If the issuer of a security is in default with respect to interest or principal payments, the underlying investment company or ETF could lose its entire investment. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending on a number of factors and may adversely affect a Fund’s performance.

Index Tracking Error Risk

As with all index funds, the performance of the Fund and its Index may vary somewhat for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by its Index. In addition, the Fund may not be fully invested in the securities of its Index at all times, may deviate from the relative weightings of the Index or may hold securities not included in its Index. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

Insurance Sector Risk

Insurance companies’ profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Certain types of insurance companies may also be affected by weather catastrophes and other disasters and mortality rates. In addition, although the industry is currently subject to extensive regulation, companies in this industry may be adversely affected by increased governmental regulation or tax law changes in the future.

Investment Companies and ETFs Risk

When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs. During periods of market volatility, inverse ETFs may not perform as expected.

Leveraging Risk

The use of leverage, such as borrowing for investment purposes and derivative instruments, will magnify the Fund’s gains or losses. The use of certain derivatives may increase leveraging risk and adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount paid for the derivative. The use of leverage may exaggerate any increase or decrease in the net asset value, causing a Fund to be more volatile and small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. The use of leverage may increase expenses and increase the impact of the Fund’s other risks. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations, to meet additional margin requirements or to meet collateral segregation requirements or regulatory requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.

Libor Risk

The Fund may invest in securities and other instruments whose interest payments are determined by references to the London Interbank Offered Rate (“LIBOR”). The United Kingdom Financial Conduct Authority, which regulates LIBOR, previously announced that after 2021 it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of the remaining LIBOR settings on a representative basis after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major

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derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, that is intended to replace U.S. dollar LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. Uncertainty related to the liquidity impact of the change in rates, negative effects on the valuation of the Fund’s investments, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace an interbank offered rate with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from interbank offered rates to new reference rates in debt instruments and non-debt contracts. Under the regulations, to avoid such alteration or modification of the terms of a debt instrument being treated as a taxable exchange, the fair market value of the modified instrument or contract must be substantially equivalent to its fair market value before the qualifying change was made.

Liquidity Risk

There is risk that the Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like or difficult to value. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. Recently, dealers have generally been less willing to make markets for fixed income securities. Any of these events could have a negative effect on fund management or performance. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, Rule 144A securities, derivatives (e.g., swap contracts) or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. In the past, in stressed markets, certain types of securities suffered periods of illiquidity if disfavored by the market. All of these risks may increase during periods of market turmoil, such as that experienced in 2020 with COVID-19, and could have a negative effect on the Fund’s performance.

Managed Volatility Strategy Risk

Securities purchased by the Fund may exhibit higher price volatility than anticipated and the Fund may not be less volatile than the market as a whole. In addition, there is no guarantee that the Adviser’s managed volatility strategy will consistently minimize market impact. While the Adviser’s managed volatility strategy may limit the Fund’s downside risk over time, the Fund also may experience lesser gains in a rising market. The Fund is not required to engage in trades that manage volatility and may not choose to do so. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Management Risk

The Fund’s investment strategies may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Fund’s tactical asset allocation strategy may be unsuccessful and may cause the Fund to miss attractive investment opportunities while in a defensive position. Management risk includes the risk that the quantitative model used by the Adviser may not perform as expected, particularly in volatile markets.

The net asset value for the Fund changes daily based on the performance of the securities and derivatives in which it invests. The Adviser’s judgment about the attractiveness, value and potential appreciation of particular securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the Adviser may have conflicts of interest that could interfere with its management of the Fund’s portfolio. For example, the Adviser or its affiliates may manage other investment funds or have other clients that may be similar to, or overlap with, the investment objective and strategy of the Fund, creating potential conflicts of interest when making decisions regarding which investments may be appropriate for the Fund and other clients. Further information regarding conflicts of interest is available in the SAI.

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Market Capitalization Risk

A Fund with an anticipated weighting towards larger-sized companies subjects the Fund to the risk that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes. Because the Fund may invest in companies of any size, its share price could be more volatile than a Fund that invests only in large companies. Small and medium–sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies.

A Fund with an anticipated weighting towards small-sized companies subjects the Fund to the risk that small and medium–sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. If a Fund invests in companies of any size, its share price could be more volatile than a Fund that invests only in large companies. Larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes. Medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Market Events Risk

There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments are an inevitable part of investing in capital markets and central banks, took steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities, including by increasing interest rates. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets. The impact of these influences on the markets, and the practical implications for market participants, may not be fully known for some time.

COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems.

Market Risk

Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond or other markets, volatility in the equities market or adverse investor sentiment and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Different sectors of the market and different security types may react differently to such developments. Changes in value may be temporary or may last for extended periods. The Fund may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

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Model Risk

The Fund will use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors, which may result in a decline in the value of the Fund’s shares. Any imperfections or limitations in a model could affect the ability of the manager to implement strategies. By necessity, models make simplifying assumptions that limit their efficacy. Models relying on historical market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. In addition, the model may not adequately take into account certain factors, the data used in the model may be inaccurate, or the computer programming used to create quantitative models might contain one or more errors. Such errors might never be detected, or might be detected only after the Fund has sustained a loss (or reduced performance) related to such errors. Moreover, during periods of increased volatility or changing market conditions, the commonality of portfolio holdings and similarities between strategies of quantitative managers may amplify losses. An increasing number of market participants may rely on models that are similar to those used by the Adviser, which may result in a substantial number of market participants taking the same action with respect to an investment. Should one or more of these other market participants begin to divest themselves of one or more portfolio holdings, the Fund could suffer significant losses. In addition, changes in underlying market conditions can adversely affect the performance of a model.

Money Market Instrument Risk

The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund. Recently, the SEC proposed amendments to money market fund rules that are intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The money market fund reforms may impact the structure, operations and return potential of the money market funds in which the Fund invests.

Municipal Bond Risk

The underlying funds that invest in municipal bonds may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of municipal bonds to pay interest or repay principal. For example, the novel coronavirus (COVID-19) has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Fund. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of bankruptcy of such an issuer, an underlying fund investing in the issuer’s securities could experience delays in collecting principal and interest, and the underlying fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, an underlying fund may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the underlying fund’s operating expenses. Any income derived from the underlying fund’s ownership or operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service (the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security. Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of an underlying fund investing in municipal bonds may therefore be more dependent on the analytical abilities of the Adviser than if the underlying fund held other types of investments such as stocks or taxable bonds. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect an underlying fund’s ability to sell municipal bonds it holds at attractive prices or value municipal bonds. On December 22, 2017, the President signed into law H.R. 1, originally known as the “Tax Cuts and Jobs Act.” The law repeals the rules related to tax credit bonds and the exclusion from gross income for interest on a bond issued to advance refund another bond and is effective for bonds issued after December 31, 2017, but does not affect the tax treatment of bonds issued prior to January 1, 2018.

Passive Investment Risk

The Fund is managed with a passive investment strategy, attempting to track the Fund’s Index. As a result, the Fund expects to hold constituent securities of its respective Index regardless of their current or projected performance, though the Fund may adopt a temporary defensive position in response to adverse market, economic, political or other conditions. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy. The composition of an emerging market index generally will not weigh individual securities by investor protection considerations. Therefore, to the extent the Fund tracks an emerging market index, it could invest in companies that lack transparency and other investor protections. In addition, the Fund’s return may not match or achieve a high degree of correlation with the return of the Fund’s Index due to operating expenses, transaction costs, and cash flows.

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Portfolio Turnover Risk

The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.

Preferred Securities Risk

Preferred securities can decrease in value for a variety of reasons, including decreases in response to the activities of an individual company or in response to general market and/or economic conditions. The market value of all securities, including preferred securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. Preferred securities may be less liquid than common securities and may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debts of the same issuer.

Quantitative Investing Risk

The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the multifactor quantitative model, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.

Real Estate Investment Trusts Risk

There is risk that investments in REITs will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. REITS are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITS) and liquidity risk. REITs may have limited financial resources, may trade less frequently in lower volume, engage in dilutive offerings or become more volatile than other securities. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund. A REIT is a company that derives at least 75% of its gross income from (a) rents from real property, (b) interests in real property or interest on obligations secured by mortgages, (c) the sale or other disposition of real property, (d) dividends, distributions or other gains from investments in other REITs, (e) abatements or tax refunds on real property, (f) income and gain derived from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) certain other qualified temporary investment income. A REIT must also receive 95% of its gross income from (a) dividends, (b) interest, (c) gain from the sale or other disposition of stock, securities, and real property, and (d) any source described in clauses (a) through (h) in the preceding sentence. To the extent an investment meets the qualifications of a REIT under the Internal Revenue Code of 1986, as amended, the REIT will not be taxed on distributions made to the Fund. In the event an investment fails to qualify as a REIT, the REIT will be subject to tax as a C corporation at U.S. federal income tax rates (currently, at a flat rate of 21%). The resulting corporate taxes could reduce the Fund’s net assets, the amount of income available for distribution and the amount of our distributions.

Rules-Based Strategy Risk

A rules-based investment strategy may not be successful on an ongoing basis or could contain unknown errors. In addition, the data used may be inaccurate or the computer programming used to create a rules-based investment strategy might contain one or more errors. Moreover, during periods of increased volatility or changing market conditions the commonality of portfolio holdings and similarities between strategies of rules-based managers may amplify losses.

Swap Risk

Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is the risk that a swap may be terminated by the Fund or the counterparty in accordance with its terms. If a swap were to terminate, the Fund may be unable to implement its investment strategies and the Fund may not be able to seek to achieve its investment objective.

•	Total Return Swaps Risk. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).
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Swaptions Risk

A swaptions is an options contract on a swap agreement. These transactions give a party the right (but not the obligation) to enter into new swap agreements or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement. Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars.

Taxability Risk

There is no guarantee that all of the Fund’s income will remain exempt from federal or state or local income taxes. Income from municipal bonds held by the Fund or an underlying fund in which it invests could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. The Fund or an underlying fund in which it invests may sell securities that lose their tax-exempt statuses at inopportune times, which may cause tax consequences or a decrease in the Fund’s value. In order to pay tax-exempt interest, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. If the Fund fails to meet the requirements necessary to pay out exempt-interest dividends to its shareholders, the income distributions resulting from all of its investments, including its municipal securities, may be subject to federal income tax when received by shareholders.

Underlying Funds Risk

The risk that the Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the underlying funds in which it invests. There can be no assurance that the Fund’s investments in underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.

U.S. Government Securities Risk

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Valuation Risk

The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because portfolio securities of the Fund may be traded on non-U.S. exchanges, and non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Volatility Risk

The Fund’s investments may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s portfolio may fluctuate due to factors that affect markets generally or that affect a particular industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund.

Portfolio Holdings Disclosure

A description of the Funds’ policies regarding the release of portfolio holdings information is available in the Funds’ SAI. Shareholders may request portfolio holdings schedules at no charge by calling 1-855-RED-FUND (733-3863).

Changes of Investment Policies

In accordance with Rule 35d-1 under the 1940 Act, the Redwood Managed Municipal Income Fund adopted a non-fundamental investment policy that it will, under normal market conditions, invest at least 80% of its assets (including any borrowings for investment purposes) in, or derive at least 80% of its income from, securities that are exempt from regular federal income tax and may subject certain investors to alternative minimum tax. This requirement is applied at the time of investment. The 80% investment policy of the Fund may be changed at any time by the Board of Trustees. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy.

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MANAGEMENT

Investment Adviser

Redwood Investment Management, LLC (“Redwood” or the “Adviser”), with principal offices at 4110 N. Scottsdale Rd., Suite 125, Scottsdale, Arizona, 85251, serves as the investment adviser for the Funds. In addition to advising the Funds, Redwood provides discretionary investment advice to certain individuals, high net worth individuals, pension and profit sharing plans, trusts, estates, charitable organizations, corporations, other investment advisory firms, affiliated registered investment companies and a pooled investment vehicle. Subject to the supervision of the Funds’ Board of Trustees, the Adviser is responsible for managing the Funds’ investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the Funds and the Adviser.

The Adviser has entered into advisory agreements with respect to the Funds, whereby the Adviser is entitled to receive an annual fee equal to a percentage of each Fund’s average daily net assets as follows:

Fund	Advisory Fee
Redwood Managed Volatility Fund	1.25%
Redwood Managed Municipal Income Fund	0.70%
Redwood AlphaFactor® Tactical International Fund	0.90%
Redwood Systematic Macro Trend (“SMarT”) Fund	1.00%

For the fiscal year ended October 31, 2022 the aggregate fee paid to the Adviser was 1.19%, 0.69%, 0.90% and 1.00% of the average daily net assets of the Redwood Managed Volatility Fund, Redwood Managed Municipal Income Fund, Redwood AlphaFactor® Tactical International Fund and the Redwood Systematic Macro Trend (“SMarT”) Fund, respectively. In addition to investment advisory fees, each Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

The Adviser has contractually agreed to reduce each Fund’s fees and/or to make payments to limit Fund expenses until at least March 1, 2024, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short, taxes and extraordinary expenses such as litigation expenses) of each Fund do not exceed the following expense ratios:

Fund	Class I	Class N	Class Y
Redwood Managed Volatility Fund	1.67%	1.92%	N/A
Redwood Managed Municipal Income Fund	1.00%	1.25%	N/A
Redwood AlphaFactor® Tactical International Fund	1.20%	1.45%	N/A
Redwood Systematic Macro Trend (“SMarT”) Fund	1.30%	1.55%	N/A

These fee waivers and expense reimbursements are subject to possible recoupment from the Funds in future years on a rolling three-year basis (within the three years of when the amount has been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement is available in the Funds’ semi-annual shareholder report dated April 30, 2022.

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Portfolio Managers

Michael T. Messinger (with respect to all Funds)

Mr. Messinger is a Portfolio Manager and Managing Partner at Redwood with eighteen years of experience in financial services. Mr. Messinger is responsible for overseeing the development, implementation, and live risk management of Redwood’s investment strategies. Prior to launching Redwood in 2010, he served as a Regional Vice President for RiverSource Investments (now known as Columbia Management) from 2007 to 2010. Mr. Messinger also worked as a marketer with ING’s investment management and insurance divisions from 2003 to 2007. Mr. Messinger began his career with UBS Wealth Management in 2000. Mr. Messinger holds a Bachelor’s degree in Finance from the University of Arizona.

Michael T. Cheung (with respect to all Funds)

Mr. Cheung is a Portfolio Manager and Managing Partner at Redwood. He has been with Redwood since 2013, and conducts research and macro analysis on current and prospective investments. His primary focus is on research, development, and testing of systematic investment strategies. He is also responsible for proprietary research software design and development, having experience working with a variety of programming languages and database structures. Mr. Cheung brings several years of quantitative investing experience, previously positioned as a head trader at a proprietary equities trading desk, responsible for overseeing both automated and discretionary trading systems. Prior to joining Redwood, Mr. Cheung was a quantitative trader at Coastal Trade Securities, LLC from 2010 to 2012 and at Agoge Capital, LLC from 2012 to 2013. Mr. Cheung studied quantitative economics and mathematics at the University of California, Irvine.

Richard M. Duff (with respect to the Redwood Systematic Macro Trend (“SMarT”) Fund and Redwood AlphaFactor® Tactical International Fund).

Mr. Duff is Managing Partner of Redwood Investment Management, responsible for overseeing Redwood’s investment solutions from initial ideation to final implementation. Mr. Duff has been with Redwood since 2015. Mr. Duff began his career in 1994 as a member of the equity portfolio management committee at Pacific Income Advisers, that used a proprietary quantitative screening process combined with a team based qualitative overlay to manage U.S. core equity portfolios. Later he was a Managing Director at BlackRock, where he was Co-Head of the Private Client Group and a member of the Equity Operating Committee. Under his leadership, BlackRock launched its first quantitative factor-based suite of equity focused closed end funds. Immediately prior to joining Redwood, Mr. Duff was a partner and member of the investment committee at OMT Capital Management from 2010 to 2015, the general partner for Hawthorne Capital Partners, a long-short equity hedge fund focused on small cap U.S. equities. Mr. Duff received his Bachelor’s degree from the University of California, Berkeley, and received his Juris Doctorate from University of San Francisco, School of Law.

The Funds’ SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of securities in the Fund.

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HOW SHARES ARE PRICED

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, each Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has appointed the Adviser as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities, other than overseeing pricing service providers used by the Trust. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability effectively to oversee the designee’s fair value determinations. The Valuation Designee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board shall be responsible for reviewing and approving fair value methodologies utilized by a Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

The Funds may use independent pricing services to assist in calculating the fair market value of a Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund. Because a Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, a Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAV of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

46

HOW TO PURCHASE SHARES

Share Classes: This Prospectus describes the classes of shares offered by each Fund: Class I shares, Class Y shares (Redwood Managed Volatility Fund only) and Class N shares. Each Fund offers these classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below to help you make your investment decision. The main differences between each class are ongoing fees and minimum investment requirements. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares. For information on ongoing distribution fees, see the section entitled Distribution Fees in this Prospectus. Each class of shares in each Fund represents an interest in the same portfolio of investments within each Fund. There is no investment minimum on reinvested distributions, and each Fund may change investment minimums at any time. Each Fund and the Adviser may each waive investment minimums at their individual discretion. All share classes may not be available for purchase in all states.

Class I Shares and Class Y Shares

Class I and Class Y shares are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. This means that 100% of your initial investment is placed into shares of a Fund. Class I shares require a minimum initial investment of $2,500 and the minimum subsequent investment is $1,000. Class Y shares require a minimum initial investment of $20,000,000 and the minimum subsequent investment is $1,000.

Class I and Class Y shares are available to certain institutional investors, and directly to certain individual investors as set forth below:

•	Institutional Investors may include, but are not limited to, corporations, retirement plans, foundations/endowments and investors who purchase through a wrap account offered through a selling group member that enters into a wrap fee program agreement with the Distributor.
•	Individual Investors include trustees, officers and employees of the Trust and its affiliates, and immediate family members of all such persons.
•	Clients of the Adviser or purchases referred through the Adviser.
•	To investors on certain brokerage platforms.

For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with eligibility requirements such as investor type and investment minimums. An investor transacting through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Each Fund may change investment minimums at any time. Each Fund and the Adviser may each waive investment minimums at their individual discretion. Class I or Class Y shares may not be available for purchase in all states.

Class N Shares

Class N shares of each Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Under the Funds’ distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act, Class N shares pay 0.25% on an annualized basis of their average daily net assets as reimbursement or compensation for distribution-related activities with respect to each Fund. Class N shares may not be available to all shareholders. Over time, fees paid under this distribution and service plan will increase the cost of a Class N shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Class N Shares is $10,000 and the minimum subsequent investment is $1,000.

Factors to Consider When Choosing a Share Class: When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in a Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of a Fund’s expenses over time in the Fees and Expenses of each Fund section for each Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: You may purchase shares of a Fund by sending a completed application form (the “Application”) to the following address:

Regular/Express Mail Fund Name c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	Overnight Mail Fund Name c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist a Fund in verifying your identity. Until such verification is made, a Fund may temporarily limit additional share purchases. In addition, a Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, each Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

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Purchase through Brokers: You may invest in any Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of a Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in a Fund, please call the Funds at 1-855-RED-FUND (733-3863) for wiring instructions and to notify the respective Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. Each Fund will normally accept wired funds for investment on the day received if they are received by the respective Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automated Clearing House (ACH) Purchase: Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Automatic Investment Plan: You may participate in any Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the respective Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Funds at 1-855-RED-FUND (733-3863) for more information about the respective Fund’s Automatic Investment Plan.

Minimum and Additional Investment Amounts: The minimum initial investment is $2,500 for Class I Shares; $10,000 for Class N shares; and $20,000,000 for Class Y shares. The minimum additional investment for Class I, Class N and Class Y shares is $1000. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from any Fund. Each Fund reserves the right to waive or change any investment minimum requirement. These minimum investment requirements do not apply to investors who purchase shares through certain advisory programs offered by financial intermediaries. Investors purchasing shares through these programs should consult their financial intermediary for information about any minimum investment requirements.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the applicable Fund. The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Redemptions of Shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

Note: Ultimus Fund Solutions, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check or electronic payment returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the respective Fund receives your application or request in good order. All requests received in good order by each Fund before 4:00 p.m. (Eastern time) will be processed on that same day. Requests received after 4:00 p.m. (Eastern Time) will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order.

“Good order” means your purchase request includes:

•	the name of a Fund;
•	the dollar amount of shares to be purchased;
•	a completed purchase application or investment stub; and
•	check payable to the applicable Fund.

Retirement Plans: You may purchase shares of a Fund for your individual retirement plans. Please call the Funds at 1-855-RED-FUND (733-3863) for the most current listing and appropriate disclosure documentation on how to open a retirement account.

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HOW TO REDEEM SHARES

Redeeming Shares: If you hold shares directly through an account with a Fund, you may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular/Express Mail Fund Name c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	Overnight Mail Fund Name c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the applicable Fund and instruct it to remove this privilege from your account. The proceeds, which are equal to number of shares times NAV less any applicable deferred sales charges or redemption fees, will be sent by mail to the address designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Funds at 1-855-RED-FUND (733-3863). The redemption proceeds normally will be sent by mail or electronically within three business days after receipt of your telephone instructions. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume.

Each Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither a Fund, its transfer agent, nor its respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. Each Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If a Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the applicable Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. Each Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Systematic Withdrawal Plan: If your individual account, IRA or other qualified plan account has a current account value of at least $10,000, you may participate in any Fund’s Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the respective Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account. Please contact the Funds at 1-855-RED-FUND (733-3863) for more information about the respective Fund’s Systematic Withdrawal Plan.

Redemptions in Kind: It is expected that payment of redemption proceeds will normally be made from uninvested cash or short-term investments, or proceeds from the sale of portfolio securities. It is possible that stressed market conditions or large shareholder redemptions may result in the need for utilization of a Fund’s ability to redeem in kind in order to meet shareholder redemption requests. Each Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the respective Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by a Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt of your redemption request in “good order”, as described below, will not be sent until the check used for your purchase has cleared your bank.

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Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;
•	The request must identify your account number;
•	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
•	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the respective Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the applicable Fund;
•	you request that a redemption be mailed to an address other than that on record with the applicable Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether a Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $2,000 ($1,000 for retirement accounts), a Fund may notify you that, unless the account is brought up to at least $2,000 ($1,000 for retirement accounts) within 30 days of the notice, your account could be closed. After the notice period, a Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $2,000 ($1,000 for retirement accounts) due to a decline in NAV.

Exchange Privilege: Upon request, eligible beneficial holders of Class N Shares may exchange their shares for Class I Shares of the same Fund. The Fund will determine the eligibility of an investor to exercise the exchange privilege based on the current NAV of Class N Shares. Such an exchange will be effected at the NAV of the Class N Shares next calculated after the exchange request is received by the Funds’ transfer agent in good order. Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Class I Shares can be expected to differ from the total return on Class N Shares. The Funds reserve the right, at their sole discretion, to change or discontinue the exchange privilege, or temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of each Fund. Shareholders who exercise the exchange privilege will generally not recognize a taxable gain or loss for federal income tax purposes on an exchange of Class N Shares for Class I Shares. The exchange privilege is not currently available to beneficial holders of Class Y shares of the Funds. The exchange privilege is not applicable to exchanges of one Fund for another.

You may make an exchange request by sending a written request to the Fund’s transfer agent on behalf of the Fund to:

                       Regular/Express Mail                                                                 Overnight Mail

                                 Fund Name                                                                                Fund Name

              c/o Ultimus Fund Solutions, LLC                                         c/o Ultimus Fund Solutions, LLC

                           P.O. Box 541150                                                            4221 North 203rd Street, Ste. 100

                    Omaha, Nebraska 68154                                                                  Elkhorn, NE 68022

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm the respective Fund’s shareholders by disrupting that Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Each Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. Each Fund currently uses several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy”;
•	Rejecting or limiting specific purchase requests; and
•	Rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the interests of the respective Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

Each Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither a Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with a Fund.

Although each Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that a Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of a Fund. While each Fund will encourage financial intermediaries to apply the respective Fund’s Market Timing Trading Policy to their customers who invest indirectly in the respective Fund, each Fund is limited in its ability to monitor the trading activity or enforce the respective Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply a Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with a Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If a Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the Service Providers may take immediate action to stop any further short-term trading by such participants.

51

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Dividends and Distributions: Income dividends are derived from net investment income (i.e., interest and other income, less any related expenses) the Fund earns from its portfolio securities and other investments. Capital gain distributions are derived from gains realized when the Fund sells a portfolio security. Long-term capital gains are derived from gains realized when the Fund sells a portfolio security it has owned for more than one year, and short-term capital gains are derived from gains realized when a portfolio security was owned for one year or less.

The Redwood AlphaFactor® Tactical International and the Redwood Systematic Macro Trend (“SMarT”) Fund each intend to distribute substantially all of their net investment income and net capital gains annually in December. The Redwood Managed Volatility Fund intends to pay all of its net income quarterly and net capital gains annually in December. The Redwood Managed Municipal Income Fund intends to distribute substantially all of its net investment income monthly and net capital gains annually in December. Both types of distributions will be reinvested in shares of the respective Fund unless you elect to receive cash.

Taxes: The following information is a general summary for U.S. taxpayers. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences regarding your investment in the Funds. Each Fund will distribute substantially all of its income and capital gains to its shareholders every year. In turn, shareholders will generally be taxed on distributions they receive, unless the shares are held by certain types of tax-exempt organizations or through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts).

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds (currently, at a rate of 24%). Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. A Fund may be required to withhold taxes if a taxpayer identification number is not delivered to such Fund within seven days.

Income Dividends and Capital Gains: Fund income dividends (e.g., distributions of investment income) are generally taxable to shareholders as ordinary income.

Federal taxes on Fund distributions of capital gains are determined by how long such Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that a Fund owned for more than one year generally will be taxable to shareholders as long-term capital gains. Distributions of gains from investments that a Fund owned for one year or less are short-term capital gains and generally will be taxable as ordinary income.

The Funds may be subject to foreign taxes or foreign tax withholding on dividends, interest and certain capital gains earned from their foreign security investments. You may qualify for an offsetting tax credit or tax deduction under U.S. tax laws for any amount designated as your portion of a Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax adviser for further information.

Fund dividends and distributions are taxable to a shareholder even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of the Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution. While in effect a return of capital to you, the distribution is still taxable even though you did not participate in these gains. You can avoid this, if you choose, by investing soon after a Fund has made a distribution.

A shareholder subject to U.S. federal income tax will be subject to tax on Fund income dividends and capital gain distributions whether they are paid in cash or reinvested in additional Fund shares. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains. Such dividends and distributions also may be subject to state or local taxes.

When you redeem, sell or exchange Fund shares, you will generally realize a taxable gain or loss (unless you are a tax-exempt investor or your investment is in a qualified retirement account). This gain or loss is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.) A Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

52

The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

The Redwood Managed Municipal Income Fund: The Redwood Managed Municipal Income Fund expects to pay “exempt-interest dividends” that are generally exempt from regular federal income tax. However, a portion of the exempt-interest dividends paid by the Redwood Managed Municipal Income Fund generally will be an item of tax preference for purposes of determining federal AMT liability for certain investors. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

In all cases, distributions, if any, derived from net long-term capital gains will generally be taxable to you as long-term capital gains, and any dividends derived from short-term capital gains and taxable interest income will be taxable to you as ordinary income. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Redwood Managed Municipal Income Fund generally will not be deductible for federal income tax purposes.

Non-U.S. Persons: Non-U.S. persons that are considering the purchase of Fund shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of the shares.

Annual Notifications: Each year, the Funds will notify shareholders of the tax status of dividends and distributions. For more information, see the SAI under “TAX STATUS.”

The foregoing is only a brief summary of certain federal income tax consequences of investing in the Funds. This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Funds’ shares. For additional information about taxes, see the Funds’ SAI.

53

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Ste. 100, Elkhorn, Nebraska 68022 (the “Distributor”), is the distributor for the shares of each Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund are offered on a continuous basis.

Distribution Fees: Class N shares of the Funds have adopted a Distribution Plan (“12b-1 Plan” or “Plan”), pursuant to which each Fund may pay the Distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets attributable to Class N shares.

The Distributor and other entities are paid under the Plan for services provided and the expenses borne by the Distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of each Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Adviser, the Distributor and their affiliates may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries in connection with the sale or retention of Fund shares, including affiliates of the Adviser. Financial intermediaries include brokers, dealers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that promote the sale of Fund shares, provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The level of payments made to financial intermediaries in any given year will vary.

To the extent permitted by Securities and Exchange Commission and FINRA rules and other applicable laws and regulations, the Adviser, the Distributor and their affiliates may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the Adviser’s, the Distributor’s or their affiliates’ discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, each Fund mails only one copy of the Prospectus and each annual and semi-annual report (or, if applicable, each notice of electronic accessibility thereof) to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-855-RED-FUND (733-3863) on days the respective Fund is open for business or contact your financial institution. Each Fund will begin sending you individual copies thirty days after receiving your request.

54

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the period of the Fund’s or share class’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended October 31, 2022 has been derived from financial statements audited by Cohen & Company Ltd., whose report, along with the Funds’ financial statements and related notes, are included in the Fund’ October 31, 2022 annual report, which is available upon request and is incorporated by reference in the SAI. The information for the years ended October 31, 2021, October 31, 2020, October 31, 2019, and the year or period ended October 31, 2018 has been derived from financial statements audited by the Funds’ prior auditor, Grant Thornton LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s October 31, 2021 annual report, which is available upon request and is incorporate by reference in the SAI

Redwood Managed Volatility Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class I
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018
Net Asset Value, Beginning of Year	$14.27	$14.55	$15.14	$14.86		$15.95
Activity from Investment Operations:
Net Investment Income (Loss) (a)	(0.04)	(0.18)	(0.15)	(0.01)		0.45
Net Realized and Unrealized Gain (Loss) on Investments	(1.69)	0.68	(0.25)	0.78		(0.55)
Total From Operations	(1.73)	0.50	(0.40)	0.77		(0.10)
Less Distributions:
From Paid in Capital	(0.05)	—	—	—		—
From Net Investment Income	(0.83)	(0.78)	(0.19)	(0.49)		(0.99)
Total Distributions	(0.88)	(0.78)	(0.19)	(0.49)		(0.99)
Paid-in-Capital from Redemption Fees	—	—	—	—		0.00 (d)
Net Asset Value, End of Year	$11.66	$14.27	$14.55	$15.14		$14.86
Total Return (b)	(12.90)%	3.43%	(2.70)%	5.10%		(0.65)%
Net Assets, End of Year (000’s)	$108,258	$90,597	$63,012	$64,403		$52,093
Ratio of Expenses to Average Net Assets (c)	1.56%	1.55%	1.55%	1.58%		1.50%
Ratio of Net Expenses and Net of Waivers to Average Net Assets	1.56%	1.55%	1.55%	1.58	% (c)	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets (c)(e)	(0.32)%	(1.23)%	(1.05)%	(0.05)%		2.94%
Portfolio Turnover Rate	15%	11%	11066%	2%		217%
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c)	Does not include expenses of other investment companies in which the Fund invests.
(d)	Amount is less than $0.005 per share.
(e)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.
55

Redwood Managed Volatility Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class N
	For the		For the	For the	For the		For the
	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018
Net Asset Value, Beginning of Year	$14.46		$14.74	$15.33	$14.84		$15.94
Activity from Investment Operations:
Net Investment Income (Loss) (a)	(0.08)		(0.22)	(0.19)	(0.04)		0.40
Net Realized and Unrealized Gain (Loss) on Investments	(1.71)		0.69	(0.25)	0.76		(0.54)
Total From Operations	(1.79)		0.47	(0.44)	0.72		(0.14)
Less Distributions:
From Paid in Capital	(0.05	) (d)	—	—	—		—
From Net Investment Income	(0.73)		(0.75)	(0.15)	(0.23)		(0.96)
Total Distributions	(0.78)		(0.75)	(0.15)	(0.23)		(0.96)
Paid-in-Capital from Redemption Fees	—		—	—	—		0.00 (d)
Net Asset Value, End of Year	$11.89		$14.46	$14.74	$15.33		$14.84
Total Return (b)	(13.08)%		3.12%	(2.97)%	4.93%		(0.97)%
Ratios/Supplemental Data
Net Assets, End of Year (000’s)	$918		$1,657	$3,807	$5,821		$13,364
Ratio of Gross Expenses to Average Net Assets (c)	1.78%		1.82%	1.78%	1.84%		1.74%
Ratio of Net Expenses and Net of Waivers to Average Net Assets	1.78%		1.82%	1.78%	1.84	% (c)	1.74%
Ratio of Net Investment Income (Loss) to Average Net Assets (c)(e)	(0.67)%		(1.55)%	(1.28)%	(0.23)%		2.61%
Portfolio Turnover Rate	15%		11%	11066%	2%		217%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c)	Does not include expenses of other investment companies in which the Fund invests.
(d)	Amount is less than $0.005 per share.
(e)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

56

Redwood Managed Volatility Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class Y
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018
Net Asset Value, Beginning of Year	$14.42		$14.68		$15.25		$14.95		$16.03
Activity from Investment Operations:
Net Investment Income (Loss) (a)	(0.04)		(0.17)		(0.14)		0.02		0.46
Net Realized and Unrealized Gain (Loss) on Investments	(1.69)		0.69		(0.24)		0.77		(0.55)
Total From Operations	(1.73)		0.52		(0.38)		0.79		(0.09)
Less Distributions:
From Paid in Capital	(0.05)		—		—		—		—
From Net Investment Income	(0.83)		(0.78)		(0.19)		(0.49)		(0.99)
From Net Realized Gains	—		—		—		—		—
Total Distributions	(0.88)		(0.78)		(0.19)		(0.49)		(0.99)
Paid-in-Capital from Redemption Fees	—		—		—		—		0.00	(f)
Net Asset Value, End of Year	$11.81		$14.42		$14.68		$15.25		$14.95
Total Return (b)	(12.76)%		3.54%		(2.68)%		5.34%		(0.64)%
Net Assets, End of Year (000’s)	$116,836		$175,124		$216,144		$274,941		$284,993
Ratio of Gross Expenses to Average Net Assets (c)	1.53	% (d)	1.56	% (d)	1.55	% (d)	1.58	% (d)	1.46	% (d)
Ratio of Net Expenses to Average Net Assets (c)	1.43%		1.43%		1.43%		1.43%		1.48	% (e)
Ratio of Net Investment Income (Loss) to Average Net Assets (c)(g)	(0.32)%		(1.14)%		(0.95)%		0.12%		3.01%
Portfolio Turnover Rate	15%		11%		11066%		2%		217%
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower. In periods where the Advisor recaptures a portion of the Funds expenses total returns would have been higher. Total returns for periods less than one year are not annualized.
(c)	Does not include expenses of other investment companies in which the Fund invests.
(d)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(e)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/expense reimbursed fees from prior periods.
(f)	Amount is less than $0.005 per share.
(g)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

57

Redwood Managed Municipal Income Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Periods Presented

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net Asset Value, Beginning of Year	$16.39	$15.46	$16.27	$15.31	$15.46
Activity from Investment Operations:
Net Investment Income (a)	0.11	0.34	0.36	0.50	0.42
Net Realized and Unrealized Gain (Loss) on Investments	(1.73)	0.94	(0.82)	0.95	(0.18)
Total From Operations	(1.62)	1.28	(0.46)	1.45	0.24
Less Distributions:
From Paid in Capital	(0.12)	—	—	—	—
From Net Investment Income	—	(0.35)	(0.35)	(0.49)	(0.39)
From Net Realized Gains	(0.76)	—	—	—	—
Total Distributions	(0.88)	(0.35)	(0.35)	(0.49)	(0.39)
Net Asset Value, End of Year	$13.89	$16.39	$15.46	$16.27	$15.31
Total Return (b)	(10.36)%	8.30%	(2.85)%	9.62%	1.64%
Net Assets, End of Year (000’s)	$147,782	$153,899	$152,522	$180,342	$170,030
Ratio of Gross Expenses to Average Net Assets including interest expense (c)	1.01%	1.07%	1.09%	1.09%	1.04%
Ratio of Net Expenses to Average Net Assets including interest expense (c)	1.00%	1.00%	1.00%	1.00%	1.04%
Ratio of Gross Expenses to Average Net Assets excluding interest expense (c)(e)	1.01%	1.07%	1.09%	1.09%	0.96%
Ratio of Net Expenses to Average Net Assets excluding interest expense (c)	1.00%	1.00%	1.00%	1.00%	0.96%
Ratio of Net Investment Income to Average Net Assets (c,d)	0.76%	2.11%	2.26%	3.13%	2.73%
Portfolio Turnover Rate	860%	8%	250%	7%	280%
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c)	Does not include expenses of other investment companies in which the Fund invests.
(d)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.
(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
58

Redwood Managed Municipal Income Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Periods Presented

	Class N
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net Asset Value, Beginning of Year	$17.05	$16.17	$16.90	$15.61	$15.72
Activity from Investment Operations:
Net Investment Income (a)	0.12	0.13	0.46	0.45	0.33
Net Realized and Unrealized Gain (Loss) on Investments	(1.74)	1.07	(1.06)	1.00	(0.12)
Total From Operations	(1.62)	1.20	(0.60)	1.45	0.21
Less Distributions:
From Paid in Capital	(0.12)	—	—	—	—
From Net Investment Income	—	(0.32)	(0.13)	(0.16)	(0.32)
From Net Realized Gains	(0.76)	—	—	—	—
Total Distributions	(0.88)	(0.32)	(0.13)	(0.16)	(0.32)
Net Asset Value, End of Year	$14.55	$17.05	$16.17	$16.90	$15.61
Total Return (b)	(9.94)%	7.47%	(3.60)%	9.35%	1.31%
Net Assets, End of Year (000’s)	$16 (f)	$18 (f)	$194 (f)	$89	$162
Ratio of Gross Expenses to Average Net Assets including interest expense (c)	1.26%	1.32%	1.34%	1.34%	1.25%
Ratio of Net Expenses to Average Net Assets including interest expense (c)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Gross Expenses to Average Net Assets excluding interest expense (c)(e)	1.26%	1.32%	1.34%	1.34%	1.22%
Ratio of Net Expenses to Average Net Assets excluding interest expense (c)	1.25%	1.25%	1.25%	1.25%	1.22%
Ratio of Net Investment Income to Average Net Assets (c,d)	0.77%	0.05%	2.72%	2.78%	2.08%
Portfolio Turnover Rate	860%	8%	250%	7%	280%
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c)	Does not include expenses of other investment companies in which the Fund invests.
(d)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.
(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(f)	Amount is actual; not presented in thousands.

59

Redwood AlphaFactor® Tactical International Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Periods Presented

	Class I
	For the	For the	For the	For the	For the Period
	Year Ended	Year Ended	Year Ended,	Year Ended,	November 2, 2017
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	Through October 31, 2018*
Net Asset Value, Beginning of Period	$17.19	$14.49	$14.39	$14.67	$15.00
Activity from Investment Operations:
Net Investment Income (Loss) (a)	0.07	(0.04)	(0.07)	0.18	0.08
Net Realized and Unrealized Gain (Loss) on Investments	(2.05)	3.68	0.30	(0.17)	(0.32)
Total From Operations	(1.98)	3.64	0.23	0.01	(0.24)
Less Distributions:
From Paid in Capital	—	—	—	(0.02)	(0.09)
From Net Investment Income	(2.22)	(0.94)	(0.13)	(0.27)	(0.00	) (h)
Total Distributions	(2.22)	(0.94)	(0.13)	(0.29)	(0.09)
Net Asset Value, End of Period	$12.99	$17.19	$14.49	$14.39	$14.67
Total Return (b)	(13.72)%	25.54%	1.63%	0.04%	(1.58)%
Net Assets, End of Period (000’s)	$214,447	$192,488	$127,599	$108,823	$81,628
Ratio of Gross Expenses to Average Net Assets (e,f)	1.23%	1.24%	1.29%	1.26%	1.23	% (c)
Ratio of Net Expenses to Average Net Assets (e)	1.20%	1.20%	1.20%	1.20%	1.20	% (c)
Ratio of Net Investment Income (Loss) to Average Net Assets (e,g)	0.49%	(0.24)%	(0.47)%	1.19%	0.55	% (c)
Portfolio Turnover Rate	413%	63%	230%	344%	682	% (d)
*	Fund commenced operations on November 2, 2017
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c)	Annualized.
(d)	Not annualized.
(e)	Does not include expenses of other investment companies in which the Fund invests.
(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(g)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.
(h)	Amount represents less than $0.005.
60

Redwood AlphaFactor® Tactical International Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Periods Presented

	Class N
	For the		For the	For the	For the	For the Period
	Year Ended		Year Ended	Year Ended,	Year Ended,	November 2, 2017
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	Through October 31, 2018*
Net Asset Value, Beginning of Period	$17.18		$14.66	$14.57	$14.66	$15.00
Activity from Investment Operations:
Net Investment Income (Loss) (a)	(1.78	) (j)	(0.21)	(0.09)	0.17	0.06
Net Realized and Unrealized Gain (Loss) on Investments	(0.59)		3.63	0.29	(0.19)	(0.33)
Total From Operations	(2.37)		3.42	0.20	(0.02)	(0.27)
Less Distributions:
From Paid in Capital	—		—	—	(0.02)	(0.07)
From Net Investment Income	(1.81)		(0.90)	(0.11)	(0.05)	(0.00	) (b)
Total Distributions	(1.81)		(0.90)	(0.11)	(0.07)	(0.07)
Net Asset Value, End of Period	$13.00		$17.18	$14.66	$14.57	$14.66
Total Return (c)	(15.58)%		22.46%	1.36%	(0.16)%	(1.79)%
Net Assets, End of Period (000’s)	$15	(d)	$18 (d)	$9	$32	$153
Ratio of Gross Expenses to Average Net Assets (e,f)	1.48%		1.49%	1.54%	1.51%	1.51	% (g)
Ratio of Net Expenses to Average Net Assets (e)	1.45%		1.45%	1.45%	1.45%	1.45	% (g)
Ratio of Net Investment Income (Loss) to Average Net Assets (e,h)	0.24%		(0.71)%	(0.60)%	1.17%	0.38	% (g)
Portfolio Turnover Rate	413%		63%	230%	344%	682	% (i)
*	Fund commenced operations on November 2, 2017.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Amount represents less than $0.005.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and represents the aggregate total return based on net asset value. Total returns for periods less than one year are not annualized.
(d)	Amount is actual, not presented in thousands.
(e)	Does not include expenses of other investment companies in which the Fund invests.
(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(g)	Annualized.
(h)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.
(i)	Not annualized.
(j)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
61

Redwood Systematic Macro Trend (“SMarT”) Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Periods Presented

	Class I
	For the	For the	For the	For the		For the Period
	Year Ended	Year Ended	Year Ended	Year Ended		November 2, 2017
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019		Through October 31, 2018*
Net Asset Value, Beginning of Period	$20.09	$15.81	$14.74	$14.48		$15.00
Activity from Investment Operations:
Net Investment Income (a)	0.10	0.18	0.12	0.22		0.35
Net Realized and Unrealized Gain (Loss) on Investments	(1.06)	5.41	1.23	0.37		(0.53)
Total From Operations	(0.96)	5.59	1.35	0.59		(0.18)
Less Distributions:
Pain in Capital	(0.65)	—	—	—		—
From Net Realized Gains	(0.51)	—	—	(0.00	) (h)	—
From Net Investment Income	(0.78)	(1.31)	(0.28)	(0.33)		(0.34)
Total Distributions	(1.94)	(1.31)	(0.28)	(0.33)		(0.34)
Net Asset Value, End of Period	$17.19	$20.09	$15.81	$14.74		$14.48
Total Return (b)	(5.30)%	36.79%	9.25%	4.16%		(1.27)%
Net Assets, End of Period (000’s)	$208,192	$172,256	$88,389	$77,875		$55,694
Ratio of Gross Expenses to Average Net Assets (e,f)	1.30%	1.34%	1.45%	1.40%		1.41	% (c)
Ratio of Net Expenses to Average Net Assets (e)	1.30%	1.30%	1.30%	1.30%		1.30	% (c)
Ratio of Net Investment Income to Average Net Assets (e,g)	0.57%	0.93%	0.77%	1.52%		2.30	% (c)
Portfolio Turnover Rate	934%	160%	628%	256%		20	% (d)
*	Fund commenced operations on November 2, 2017
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c)	Annualized.
(d)	Not annualized.
(e)	Does not include expenses of other investment companies in which the Fund invests.
(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(g)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.
(h)	Amount represents less than $0.005.
62

Redwood Systematic Macro Trend (“SMarT”) Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Periods Presented

	Class N
	For the	For the	For the	For the		For the Period
	Year Ended	Year Ended	Year Ended	Year Ended		November 2, 2017
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019		Through October 31, 2018*
Net Asset Value, Beginning of Period	$20.33	$16.00	$14.90	$14.47		$15.00
Activity from Investment Operations:
Net Investment Income (a)	0.05	0.09	0.32	0.20		0.28
Net Realized and Unrealized Gain (Loss) on Investments	(1.06)	5.54	1.02	0.36		(0.50)
Total From Operations	(1.01)	5.63	1.34	0.56		(0.22)
Less Distributions:
Paid in Capital	(0.65)	—	—	—		—
From Net Realized Gains	(0.51)	—	—	(0.00	) (h)	—
From Net Investment Income	(0.78)	(1.30)	(0.24)	(0.13)		(0.31)
Total Distributions	(1.94)	(1.30)	(0.24)	(0.13)		(0.31)
Net Asset Value, End of Period	$17.37	$20.33	$16.00	$14.90		$14.47
Total Return (b)	(5.59)%	36.55%	9.06%	3.90%		(1.52)%
Net Assets, End of Period	$2,407	$21	$177	$77,879		$136,939
Ratio of Gross Expenses to Average Net Assets (e,f)	1.55%	1.59%	1.70%	1.65%		1.67	% (c)
Ratio of Net Expenses to Average Net Assets (e)	1.55%	1.55%	1.55%	1.55%		1.55	% (c)
Ratio of Net Investment Income to Average Net Assets (e,g)	0.28%	0.97%	2.07%	1.42%		1.85	% (c)
Portfolio Turnover Rate	934%	160%	628%	256%		20	% (d)
*	Fund commenced operations on November 2, 2017
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c)	Annualized.
(d)	Not annualized.
(e)	Does not include expenses of other investment companies in which the Fund invests.
(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(g)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.
(h)	Amount represents less than $0.005.

63

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

•         Social Security number and income

•         Account transactions and transaction history

•         Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-631-490-4300
64

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our Service Providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Two Roads Shared Trust collect my personal information?

We collect your personal information, for example, when you

•         open an account or give us contact information

•         provide account information or give us your income information

•         make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•         sharing for affiliates’ everyday business purposes – information about your creditworthiness

•         affiliates from using your information to market to you

•         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you. • Two Roads Shared Trust does not jointly market.

65

Redwood Managed Volatility Fund

Redwood Managed Municipal Income Fund

Redwood AlphaFactor® Tactical International Fund

Redwood Systematic Macro Trend (“SMarT®”) Fund

Adviser	Redwood Investment Management, LLC 4110 N. Scottsdale Rd., Suite 125 Scottsdale, AZ 85251	Independent Registered Public Accounting Firm	Cohen & Company Ltd. 1350 Euclid Ave, Suite 800 Cleveland, OH 44115
Custodian	U.S. Bank, N.A. 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212	Legal Counsel	Blank Rome LLP 1271 Avenue of the Americas New York, NY 10020
Distributor	Northern Lights Distributors, LLC 4221 North 203rd St., Suite 100 Elkhorn, NE 68022	Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinatti, OH 45246

Additional information about the Funds is included in the Funds’ SAI. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

To obtain a free copy of the SAI and the annual and semi-annual reports to shareholders, or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-855-RED-FUND (733-3863). The SAI, Annual and Semi-Annual Reports and other information relating to the Funds can be found, free of charge, at www.redwoodmutualfunds.com. You may also write to:

Redwood Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 541150

Omaha, NE 68154

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-22718